As filed with the Securities and Exchange Commission on April 22, 2016

File Nos.
333-208873
811-23124

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	2

Post-Effective Amendment No.	____

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No.	2

FRANKLIN TEMPLETON ETF TRUST
(Exact Name of Registrant as Specified in Charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:	As soon as practicable following the effective date of this registration statement.

The Registrant hereby amends this Registration Statement on such dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

The Registrant is filing this Pre-Effective Amendment to the Registrant’s Registration Statement on Form N-1A (the “Amendment”) on behalf of the Franklin LibertyQ International Equity Hedged ETF, Franklin LibertyQ Emerging Markets ETF, Franklin LibertyQ Global Dividend ETF and Franklin LibertyQ Global Equity ETF series of the Registrant. The Amendment does not otherwise delete, amend, or supersede any other information relating to any other series of the Registrant.

The Prospectus and Statement of Additional Information relating to the Franklin Liberty U.S. Low Volatility ETF, Franklin Liberty Investment Grade Corporate ETF and Franklin Liberty International Opportunities ETF series of the Registrant are incorporated into this filing by reference to the electronic filing of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement, which was filed with the Commission via the EDGAR system on February 25, 2016 (Accession Number 0001582816-16-000490).

Prospectus [___________], 2016

Franklin Templeton ETF Trust

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

	TICKER:	EXCHANGE:
FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF	FLQH	NYSE Arca, Inc.
FRANKLIN LIBERTYQ EMERGING MARKETS ETF	FLQE	NYSE Arca, Inc.
FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF	FLQD	NYSE Arca, Inc.
FRANKLIN LIBERTYQ GLOBAL EQUITY ETF	FLQG	NYSE Arca, Inc.

Contents
Fund Summaries
Information about the Fund you should know before investing
Franklin LibertyQ International Equity Hedged ETF
Franklin LibertyQ Emerging Markets ETF
Franklin LibertyQ Global Dividend ETF
Franklin LibertyQ Global Equity ETF

Fund Details
More information on investment policies, practices and risks/financial highlights
Investment Goal
Principal Investment Policies and Practices
Principal Risks
More Information on Investment Policies, Practices and Risks
Management
Distributions and Taxes
Index Provider
Disclaimers
Financial Highlights

Shareholder Information
Information about Fund transactions
Buying and Selling Shares
Book Entry
Share Prices
Calculating NAV
Creations and Redemptions
Premium/Discount Information
Distribution

For More Information
Where to learn more about the Fund
Back Cover
1 7 12 17 22 22 27 33 33 34 36 36 37 38 38 39 39 40 41 41

FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

FUND SUMMARIES

Franklin LibertyQ International Equity Hedged ETF

Investment Goal

To seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Franklin International Equity Hedged Index (the International Equity Hedged Underlying Index).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	[__]%
Distribution and service (12b-1) fees	None
Other expenses1	[__]%
Total annual Fund operating expenses	[__]%
Fee waiver and/or expense reimbursement 2	[__]%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement2	[__]%

1. Other expenses are based on estimated amounts for the current fiscal year.
2. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding acquired fund fees and expenses and certain non-routine expenses) for the Fund do not exceed [__]% until at least [______], 2017. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management as described above for the 1 Year numbers only.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ [__]	$ [__]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.

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FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

FUND SUMMARIES

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the International Equity Hedged Underlying Index and in depositary receipts representing such securities.  The International Equity Hedged Underlying Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. (MSCI). The International Equity Hedged Underlying Index is derived from the MSCI EAFE Index based on a methodology developed with Franklin Templeton to reflect the desired investment strategy for the International Equity Hedged Underlying Index.  The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The International Equity Hedged Underlying Index includes stocks from developed market countries in Europe, Australasia and the Far East that have favorable exposure to multiple investment style factors.  The International Equity Hedged Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI EAFE Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the MSCI EAFE Index that have exposure to four investment style factors – quality, value, momentum and low volatility.  Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities.  The “quality” factor incorporates descriptors such as return on equity, earnings variability, cash return on assets and leverage.  The “value” factor incorporates descriptors such as price to earnings, price to forward earnings, price to book value and dividend yield.  The “momentum” factor incorporates descriptors such as 6-month risk adjusted price momentum and 12-month risk-adjusted price momentum.  The “low volatility” factor incorporates descriptors such as historical beta (i.e., a measure of the volatility of a security relative to the total market).  The International Equity Hedged Underlying Index incorporates a hedge against the currency risk of the securities included in the International Equity Hedged Underlying Index against the U.S. dollar.

At the time of each semi-annual reconstitution of the International Equity Hedged Underlying Index, no company shall comprise more than 2% of the International Equity Hedged Underlying Index.  The International Equity Hedged Underlying Index is also constrained in its construction to limit turnover of constituent securities at each semi-annual reconstitution.  The International Equity Hedged Underlying Index may include large- and mid-capitalization companies.  As of March 31, 2016, the capitalization of companies in the MSCI EAFE Index ranged from $821.62 million to $239.22 billion.

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the International Equity Hedged Underlying Index.  The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the International Equity Hedged Underlying Index of 95% or better. A figure of 100% would indicate perfect correlation. The Fund’s intention is to replicate the component securities of the International Equity Hedged Underlying Index as closely as possible. However, under various circumstances, it may not be possible or practicable to purchase all of the component securities in their respective weightings in the International Equity Hedged Underlying Index. In these circumstances, the Fund may use a “representative sampling” strategy whereby the Fund would invest in what it believes to be a representative sample of the component securities of the International Equity Hedged Underlying Index, but may not track the International Equity Hedged Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire International Equity Hedged Underlying Index. Under the representative sampling technique, the investment manager will select securities that collectively have an investment profile similar to that of the International Equity Hedged Underlying Index, including securities that resemble those included in the International Equity Hedged Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings.  The Fund’s portfolio is reconstituted semi-annually following the semi-annual reconstitution of the International Equity Hedged Underlying Index.

The International Equity Hedged Underlying Index incorporates a hedge against non-U.S. currency fluctuations by reflecting the impact of rolling monthly currency forward contracts on the currencies represented in the International Equity Hedged Underlying Index (the “hedge impact”). The return of the International Equity Hedged Underlying Index is calculated as the sum of the return of the corresponding unhedged index denominated in U.S. dollars plus the hedge impact.  The International Equity Hedged Underlying Index is calculated as if it sells forward the total value of the non-U.S. dollar denominated securities included in the International Equity Hedged Underlying Index at a one-month forward rate to effectively create a hedge against fluctuations in the relative value of each of the component currencies in relation to the U.S. dollar. The hedge is reset on a monthly basis by simulating the setting up of a similar transaction in which the notional amount of the forwards sold represents the new month-end value of the non-U.S. dollar denominated securities included in the International Equity Hedged Underlying Index. No adjustment to the hedge is made during the month to account for changes in the International Equity Hedged Underlying Index due to price movement of securities, corporate

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FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

FUND SUMMARIES

events, additions, deletions or any other changes (i.e., the amount hedged is kept constant over the whole month). The International Equity Hedged Underlying Index is designed to have higher returns than an equivalent unhedged index when the component currencies are weakening relative to the U.S. dollar. Conversely, the International Equity Hedged Underlying Index will have lower returns than an equivalent unhedged index when the component currencies are rising relative to the U.S. dollar.

In order to replicate the hedge impact incorporated in the calculation of the International Equity Hedged Underlying Index, the Fund intends to enter into monthly foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. The Fund’s exposure to foreign currency forward contracts is based on the aggregate exposure of the Fund to the component currencies. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the component currencies. The return of the foreign currency forward contracts will not perfectly offset the actual fluctuations between the component currencies and the U.S. dollar.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the International Equity Hedged Underlying Index is concentrated.

Principal Risks

You could lose money by investing in the Fund. Exchange-traded fund (ETF) shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), trading price, yield, total return and ability to meet its investment goal.

Market  The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities  Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies.

Currency Hedging  In seeking investment results that closely correspond, before fees and expenses, to the performance of the International Equity Hedged Underlying Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts.  While currency hedging can reduce or eliminate losses due to exchange rate changes, it can also reduce or eliminate gains, and the Fund bears additional transaction costs in entering into foreign currency forward contracts.  Currency hedges are sometimes subject to imperfect matching between the foreign currency forward contracts and the currencies that the contracts intend to hedge, and there can be no assurance that the Fund’s hedging transactions will be effective.

Because the Fund’s currency hedge is generally reset on a monthly basis, currency risk can develop or increase intra-month.  Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. The Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the Fund’s portfolio in a way that tracks the International Equity Hedged Underlying Index.

Increased volatility of the International Equity Hedged Underlying Index or the U.S. dollar relative to the currencies being hedged will generally reduce the effectiveness of the Fund’s currency hedging strategy, measured on an aggregate basis.  Significant differences

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FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

FUND SUMMARIES

between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the Fund’s currency hedging strategy.

Foreign currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.  Therefore, the Fund will be subject to counterparty risk as well as market or liquidity risk with respect to these transactions.

Regional  The Fund will invest in specific countries or geographic regions to approximately the same extent as the International Equity Hedged Underlying Index.  To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in a certain region or country can also adversely affect securities of issuers in other countries whose economies appear to be unrelated.

Calculation Methodology  The International Equity Hedged Underlying Index relies on various sources of information to assess the criteria of issuers included in the International Equity Hedged Underlying Index (or the MSCI index on which it is based), including information that may be based on assumptions and estimates. Neither the Fund nor the investment manager can offer assurances that the International Equity Hedged Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Index-Related  There is no assurance that the International Equity Hedged Underlying Index will be determined, composed or calculated accurately. While MSCI provides descriptions of what the International Equity Hedged Underlying Index is designed to achieve, MSCI does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the International Equity Hedged Underlying Index will be in line with the described index methodology.  Gains, losses or costs to the Fund caused by errors in the International Equity Hedged Underlying Index may therefore be borne by the Fund and its shareholders.

Non-Correlation  There is no guarantee that the Fund will achieve a high degree of correlation to the International Equity Hedged Underlying Index and therefore achieve its investment goal. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the International Equity Hedged Underlying Index. In addition, the Fund’s NAV may deviate from the International Equity Hedged Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the International Equity Hedged Underlying Index for that security.

Tracking Error  Tracking error is the divergence of the Fund’s performance from that of the International Equity Hedged Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the International Equity Hedged Underlying Index, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction and hedging costs and forward rates achieved, the Fund’s holding of cash, differences in timing of the accrual of dividends or interest, changes to the International Equity Hedged Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the International Equity Hedged Underlying Index does not, and because the Fund accepts creations and redemptions during time periods between which it is able to adjust its currency hedges, whereas the International Equity Hedged Underlying Index does not adjust its hedging during these periods.

Market Trading  The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.  Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market.  The investment manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.

Concentration   To the extent the Fund concentrates in a specific industry or a group of industries, the Fund will carry much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries; there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

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FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

FUND SUMMARIES

Midsize Companies  Securities issued by midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Passive Investment  Unlike many investment companies, the Fund is not actively managed and the investment manager does not attempt to take defensive positions under any market conditions, including declining markets.  Therefore, the investment manager would not necessarily buy or sell a security unless that security is added or removed, respectively, from the International Equity Hedged Underlying Index, even if that security generally is underperforming.

Sampling  The Fund’s use of a representative sampling strategy will result in its holding a smaller number of securities than are in the International Equity Hedged Underlying Index or in the Fund holding securities not included in the International Equity Hedged Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the International Equity Hedged Underlying Index were held. The Fund’s use of a representative sampling strategy may also include the risk that it may not track the return of the International Equity Hedged Underlying Index as well as it would have if the Fund held all of the securities in the International Equity Hedged Underlying Index.

Authorized Participant Concentration Only an authorized participant (Authorized Participant) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.  This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Performance

Because the Fund is new, it has no performance history.  Once the Fund has commenced operations, you can obtain updated performance information at libertyshares.com or by calling (800) DIAL BEN/342-5236. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Manager

Dina Ting, CFA
Vice President of Advisers and portfolio manager of the Fund since inception (2016).

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares that have been aggregated into blocks of 200,000 shares or multiples thereof (Creation Units) to Authorized Participants who have entered into agreements with the Fund’s distributor, Franklin Templeton Distributors, Inc. The Fund will generally issue or redeem Creation Units in return for a basket of securities (and an amount of cash) that the Fund specifies each day.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

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FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

FUND SUMMARIES

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Advisers or other related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

FUND SUMMARIES

Franklin LibertyQ Emerging Markets ETF

Investment Goal

To seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Franklin Emerging Markets Index (the Emerging Markets Underlying Index).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management fees	[__]%
Distribution and service (12b-1) fees	None
Other expenses1	[__]%
Total annual Fund operating expenses	[__]%
Fee waiver and/or expense reimbursement2	[__]%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement2	[__]%

1. Other expenses are based on estimated amounts for the current fiscal year.
2. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding acquired fund fees and expenses and certain non-routine expenses) for the Fund do not exceed [__]% until at least [______], 2017. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management as described above for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ [__]	$ [__]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.

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FRANKLIN LIBERTYQ EMERGING MARKETS ETF

FUND SUMMARIES

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Emerging Markets Underlying Index and in depositary receipts representing such securities.  The Emerging Markets Underlying Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. (MSCI). The Emerging Markets Underlying Index is derived from the MSCI Emerging Markets Index based on a methodology developed with Franklin Templeton to reflect the desired investment strategy for the Emerging Markets Underlying Index.  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets.

The Emerging Markets Underlying Index includes stocks from emerging market countries that have favorable exposure to multiple investment style factors.  The Emerging Markets Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI Emerging Markets Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the MSCI Emerging Markets Index that have exposure to four investment style factors – quality, value, momentum and low volatility.  Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities.  The “quality” factor incorporates descriptors such as return on equity, earnings variability, cash return on assets and leverage.  The “value” factor incorporates descriptors such as price to earnings, price to forward earnings, price to book value and dividend yield.  The “momentum” factor incorporates descriptors such as 6-month risk adjusted price momentum and 12-month risk-adjusted price momentum.  The “low volatility” factor incorporates descriptors such as historical beta (i.e., a measure of the volatility of a security relative to the total market).

At the time of each semi-annual reconstitution of the Emerging Markets Underlying Index, no company shall comprise more than 1% of the Emerging Markets Underlying Index.  The Emerging Markets Underlying Index is also constrained in its construction to limit turnover of constituent securities at each semi-annual reconstitution.  The Emerging Markets Underlying Index may include large- and mid-capitalization companies.  As of March 31, 2016, the capitalization of companies in the MSCI Emerging Markets Index ranged from $415.07 million to $126.74 billion.

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Emerging Markets Underlying Index.  The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Emerging Markets Underlying Index of 95% or better. A figure of 100% would indicate perfect correlation. The Fund’s intention is to replicate the component securities of the Emerging Markets Underlying Index as closely as possible. However, under various circumstances, it may not be possible or practicable to purchase all of the component securities in their respective weightings in the Emerging Markets Underlying Index. In these circumstances, the Fund may use a “representative sampling” strategy whereby the Fund would invest in what it believes to be a representative sample of the component securities of the Emerging Markets Underlying Index, but may not track the Emerging Markets Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Emerging Markets Underlying Index. Under the representative sampling technique, the investment manager will select securities that collectively have an investment profile similar to that of the Emerging Markets Underlying Index, including securities that resemble those included in the Emerging Markets Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings.  The Fund’s portfolio is reconstituted semi-annually following the semi-annual reconstitution of the Emerging Markets Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Emerging Markets Underlying Index is concentrated.

Principal Risks

You could lose money by investing in the Fund. Exchange-traded fund (ETF) shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), trading price, yield, total return and ability to meet its investment goal.

Market  The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

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FRANKLIN LIBERTYQ EMERGING MARKETS ETF

FUND SUMMARIES

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities  Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Emerging Market Countries  The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Regional  The Fund will invest in specific countries or geographic regions to approximately the same extent as the Emerging Markets Underlying Index.  To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in a certain region or country can also adversely affect securities of issuers in other countries whose economies appear to be unrelated.

Calculation Methodology  The Emerging Markets Underlying Index relies on various sources of information to assess the criteria of issuers included in the Emerging Markets Underlying Index (or the MSCI index on which it is based), including information that may be based on assumptions and estimates. Neither the Fund nor the investment manager can offer assurances that the Emerging Markets Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Index-Related  There is no assurance that the Emerging Markets Underlying Index will be determined, composed or calculated accurately. While MSCI provides descriptions of what the Emerging Markets Underlying Index is designed to achieve, MSCI does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the Emerging Markets Underlying Index will be in line with the described index methodology.  Gains, losses or costs to the Fund caused by errors in the Emerging Markets Underlying Index may therefore be borne by the Fund and its shareholders.

Non-Correlation  There is no guarantee that the Fund will achieve a high degree of correlation to the Emerging Markets Underlying Index and therefore achieve its investment goal. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Emerging Markets Underlying Index. In addition, the Fund’s NAV may deviate from the Emerging Markets Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the Emerging Markets Underlying Index for that security.

Tracking Error  Tracking error is the divergence of the Fund’s performance from that of the Emerging Markets Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Emerging Markets Underlying Index, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs, the Fund’s holding of cash, differences in timing of the accrual of dividends or interest, changes to the Emerging Markets Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Emerging Markets Underlying Index does not.

Market Trading  The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.  Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you

9

FRANKLIN LIBERTYQ EMERGING MARKETS ETF

FUND SUMMARIES

sell those shares in the secondary market.  The investment manager cannot predict whether shares will trade above (premium), below (discount) or at NAV

Concentration  To the extent the Fund concentrates in a specific industry or a group of industries, the Fund will carry much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries; there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

Midsize Companies  Securities issued by midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Passive Investment  Unlike many investment companies, the Fund is not actively managed and the investment manager does not attempt to take defensive positions under any market conditions, including declining markets.  Therefore, the investment manager would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Emerging Markets Underlying Index, even if that security generally is underperforming.

Sampling  The Fund’s use of a representative sampling strategy will result in its holding a smaller number of securities than are in the Emerging Markets Underlying Index or in the Fund holding securities not included in the Emerging Markets Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Emerging Markets Underlying Index were held. The Fund’s use of a representative sampling strategy may also include the risk that it may not track the return of the Emerging Markets Underlying Index as well as it would have if the Fund held all of the securities in the Emerging Markets Underlying Index.

Authorized Participant Concentration  Only an authorized participant (Authorized Participant) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.  This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Performance

Because the Fund is new, it has no performance history.  Once the Fund has commenced operations, you can obtain updated performance information at libertyshares.com or by calling (800) DIAL BEN/342-5236. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Manager

Dina Ting, CFA
Vice President of Advisers and portfolio manager of the Fund since inception (2016).

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares that have been aggregated into blocks of 200,000 shares or multiples thereof (Creation Units) to Authorized Participants who have entered into agreements with the Fund’s distributor, Franklin Templeton Distributors, Inc. The Fund will generally issue or redeem Creation Units in return for a basket of securities (and an amount of cash) that the Fund specifies each day.

10

FRANKLIN LIBERTYQ EMERGING MARKETS ETF

FUND SUMMARIES

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Advisers or other related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

FRANKLIN LIBERTYQ EMERGING MARKETS ETF

FUND SUMMARIES

Franklin LibertyQ Global Dividend ETF

Investment Goal

To seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Franklin Global Dividend Index (the Global Dividend Underlying Index).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management fees	[__]%
Distribution and service (12b-1) fees	None
Other expenses1	[__]%
Total annual Fund operating expenses	[__]%
Fee waiver and/or expense reimbursement2	[__]%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement2	[__]%

1. Other expenses are based on estimated amounts for the current fiscal year.
2. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding acquired fund fees and expenses and certain non-routine expenses) for the Fund do not exceed [__]% until at least [______], 2017. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management as described above for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ [__]	$ [__]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.

12

FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF

FUND SUMMARIES

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Global Dividend Underlying Index and in depositary receipts representing such securities.  The Global Dividend Underlying Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. (MSCI). The Global Dividend Underlying Index is derived from the MSCI ACWI ex REITs Index based on a methodology developed with Franklin Templeton to reflect the desired investment strategy for the Global Dividend Underlying Index.  The MSCI ACWI ex REITs Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding REIT securities.

The Global Dividend Underlying Index includes stocks from developed and emerging market countries with high and persistent dividend income that have favorable exposure to a quality investment style factor.  Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. The Global Dividend Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI ACWI ex REITs Index over the long term by applying dividend persistence and yield screens and the quality factor selection process.  First, dividend persistence and yield screens are applied to the equity securities of the MSCI ACWI ex REITs Index in order to (i) exclude securities with negative year-over-year dividend per share growth in any of the last five years (securities with insufficient data to calculate such growth are also excluded) and (ii) exclude securities with a five year average monthly dividend yield of less than 1.2 times the average of the five year average monthly dividend yields of the securities of the MSCI ACWI ex REITs Index.  Second, equity securities are then selected based on their exposure to the quality investment style factor, which incorporates descriptors such as return on equity, earnings variability, cash return on assets and leverage.

At the time of each semi-annual reconstitution of the Global Dividend Underlying Index, no company shall comprise more than 2% of the Global Dividend Underlying Index.  The Global Dividend Underlying Index is also constrained in its construction to limit turnover of constituent securities at each semi-annual reconstitution.  The Global Dividend Underlying Index may include large- and mid-capitalization companies.  As of March 31, 2016, the capitalization of companies in the MSCI ACWI ex REITs Index ranged from $415.07 million to $607.66 billion.

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Global Dividend Underlying Index.  The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Global Dividend Underlying Index of 95% or better. A figure of 100% would indicate perfect correlation. The Fund’s intention is to replicate the component securities of the Global Dividend Underlying Index as closely as possible. However, under various circumstances, it may not be possible or practicable to purchase all of the component securities in their respective weightings in the Global Dividend Underlying Index. In these circumstances, the Fund may use a “representative sampling” strategy whereby the Fund would invest in what it believes to be a representative sample of the component securities of the Global Dividend Underlying Index, but may not track the Global Dividend Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Global Dividend Underlying Index. Under the representative sampling technique, the investment manager will select securities that collectively have an investment profile similar to that of the Global Dividend Underlying Index, including securities that resemble those included in the Global Dividend Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings.  The Fund’s portfolio is reconstituted semi-annually following the semi-annual reconstitution of the Global Dividend Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Global Dividend Underlying Index is concentrated.

Principal Risks

You could lose money by investing in the Fund. Exchange-traded fund (ETF) shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), trading price, yield, total return and ability to meet its investment goal.

Market  The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the

13

FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF

FUND SUMMARIES

issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities  Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Emerging Market Countries  The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Regional  The Fund will invest in specific countries or geographic regions to approximately the same extent as the Global Dividend Underlying Index.  To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in a certain region or country can also adversely affect securities of issuers in other countries whose economies appear to be unrelated.

Dividend-Oriented Companies  Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer’s stock and less available income for the Fund.

Calculation Methodology  The Global Dividend Underlying Index relies on various sources of information to assess the criteria of issuers included in the Global Dividend Underlying Index (or the MSCI index on which it is based), including information that may be based on assumptions and estimates. Neither the Fund nor the investment manager can offer assurances that the Global Dividend Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Index-Related  There is no assurance that the Global Dividend Underlying Index will be determined, composed or calculated accurately. While MSCI provides descriptions of what the Global Dividend Underlying Index is designed to achieve, MSCI does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the Global Dividend Underlying Index will be in line with the described index methodology.  Gains, losses or costs to the Fund caused by errors in the Global Dividend Underlying Index may therefore be borne by the Fund and its shareholders.

Non-Correlation  There is no guarantee that the Fund will achieve a high degree of correlation to the Global Dividend Underlying Index and therefore achieve its investment goal. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Global Dividend Underlying Index. In addition, the Fund’s NAV may deviate from the Global Dividend Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the Global Dividend Underlying Index for that security.

Tracking Error  Tracking error is the divergence of the Fund’s performance from that of the Global Dividend Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Global Dividend Underlying Index, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs, the Fund’s holding of cash, differences in timing of the accrual of dividends or interest, changes to the Global Dividend Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market

14

FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF

FUND SUMMARIES

conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Global Dividend Underlying Index does not.

Market Trading  The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.  Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market.  The investment manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.

Concentration  To the extent the Fund concentrates in a specific industry or a group of industries, the Fund will carry much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries; there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

Midsize Companies  Securities issued by midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Passive Investment  Unlike many investment companies, the Fund is not actively managed and the investment manager does not attempt to take defensive positions under any market conditions, including declining markets.  Therefore, the investment manager would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Global Dividend Underlying Index, even if that security generally is underperforming.

Sampling  The Fund’s use of a representative sampling strategy will result in its holding a smaller number of securities than are in the Global Dividend Underlying Index or in the Fund holding securities not included in the Global Dividend Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Global Dividend Underlying Index were held. The Fund’s use of a representative sampling strategy may also include the risk that it may not track the return of the Global Dividend Underlying Index as well as it would have if the Fund held all of the securities in the Global Dividend Underlying Index.

Authorized Participant Concentration  Only an authorized participant (Authorized Participant) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.  This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Performance

Because the Fund is new, it has no performance history.  Once the Fund has commenced operations, you can obtain updated performance information at libertyshares.com or by calling (800) DIAL BEN/342-5236. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Manager

Dina Ting, CFA
Vice President of Advisers and portfolio manager of the Fund since inception (2016).

15

FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF

FUND SUMMARIES

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares that have been aggregated into blocks of 200,000 shares or multiples thereof (Creation Units) to Authorized Participants who have entered into agreements with the Fund’s distributor, Franklin Templeton Distributors, Inc. The Fund will generally issue or redeem Creation Units in return for a basket of securities (and an amount of cash) that the Fund specifies each day.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Advisers or other related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF

FUND SUMMARIES

Franklin LibertyQ Global Equity ETF

Investment Goal

To seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Franklin Global Equity Index (the Global Equity Underlying Index).

Fees and Expenses of the Fund

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You may also incur usual and customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the Example that follows.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management fees	[__]%
Distribution and service (12b-1) fees	None
Other expenses1	[__]%
Total annual Fund operating expenses	[__]%
Fee waiver and/or expense reimbursement2	[__]%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement2	[__]%

1. Other expenses are based on estimated amounts for the current fiscal year.
2. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding acquired fund fees and expenses and certain non-routine expenses) for the Fund do not exceed [__]% until at least [______], 2017. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management as described above for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ [__]	$ [__]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance.

17

FRANKLIN LIBERTYQ GLOBAL EQUITY ETF

FUND SUMMARIES

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Global Equity Underlying Index and in depositary receipts representing such securities.  The Global Equity Underlying Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. (MSCI). The Global Equity Underlying Index is derived from the MSCI ACWI Index based on a methodology developed with Franklin Templeton to reflect the desired investment strategy for the Global Equity Underlying Index.  The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Global Equity Underlying Index includes stocks from developed and emerging market countries that have favorable exposure to multiple investment style factors.  The Global Equity Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI ACWI Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the MSCI ACWI Index that have exposure to four investment style factors – quality, value, momentum and low volatility.  Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities.  The “quality” factor incorporates descriptors such as return on equity, earnings variability, cash return on assets and leverage.  The “value” factor incorporates descriptors such as price to earnings, price to forward earnings, price to book value and dividend yield.  The “momentum” factor incorporates descriptors such as 6-month risk adjusted price momentum and 12-month risk-adjusted price momentum.  The “low volatility” factor incorporates descriptors such as historical beta (i.e., a measure of the volatility of a security relative to the total market).

At the time of each semi-annual reconstitution of the Global Equity Underlying Index, no company shall comprise more than 1% of the Global Equity Underlying Index.  The Global Equity Underlying Index is also constrained in its construction to limit turnover of constituent securities at each semi-annual reconstitution.  The Global Equity Underlying Index may include large- and mid-capitalization companies.  As of March 31, 2016, the capitalization of companies in the MSCI ACWI Index ranged from $415.07 million to $607.66 billion.

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Global Equity Underlying Index.  The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Global Equity Underlying Index of 95% or better. A figure of 100% would indicate perfect correlation. The Fund’s intention is to replicate the component securities of the Global Equity Underlying Index as closely as possible. However, under various circumstances, it may not be possible or practicable to purchase all of the component securities in their respective weightings in the Global Equity Underlying Index. In these circumstances, the Fund may use a “representative sampling” strategy whereby the Fund would invest in what it believes to be a representative sample of the component securities of the Global Equity Underlying Index, but may not track the Global Equity Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Global Equity Underlying Index. Under the representative sampling technique, the investment manager will select securities that collectively have an investment profile similar to that of the Global Equity Underlying Index, including securities that resemble those included in the Global Equity Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings.  The Fund’s portfolio is reconstituted semi-annually following the semi-annual reconstitution of the Global Equity Underlying Index.

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Global Equity Underlying Index is concentrated.

Principal Risks

You could lose money by investing in the Fund. Exchange-traded fund (ETF) shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (NAV), trading price, yield, total return and ability to meet its investment goal.

Market  The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

18

FRANKLIN LIBERTYQ GLOBAL EQUITY ETF

FUND SUMMARIES

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities  Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Emerging Market Countries  The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Regional  The Fund will invest in specific countries or geographic regions to approximately the same extent as the Global Equity Underlying Index.  To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in a certain region or country can also adversely affect securities of issuers in other countries whose economies appear to be unrelated.

Calculation Methodology  The Global Equity Underlying Index relies on various sources of information to assess the criteria of issuers included in the Global Equity Underlying Index (or the MSCI index on which it is based), including information that may be based on assumptions and estimates. Neither the Fund nor the investment manager can offer assurances that the Global Equity Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Index-Related  There is no assurance that the Global Equity Underlying Index will be determined, composed or calculated accurately. While MSCI provides descriptions of what the Global Equity Underlying Index is designed to achieve, MSCI does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the Global Equity Underlying Index will be in line with the described index methodology.  Gains, losses or costs to the Fund caused by errors in the Global Equity Underlying Index may therefore be borne by the Fund and its shareholders.

Non-Correlation  There is no guarantee that the Fund will achieve a high degree of correlation to the Global Equity Underlying Index and therefore achieve its investment goal. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Global Equity Underlying Index. In addition, the Fund’s NAV may deviate from the Global Equity Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the Global Equity Underlying Index for that security.

Tracking Error  Tracking error is the divergence of the Fund’s performance from that of the Global Equity Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Global Equity Underlying Index, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs, the Fund’s holding of cash, differences in timing of the accrual of dividends or interest, changes to the Global Equity Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Global Equity Underlying Index does not.

Market Trading  The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.  Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you

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FRANKLIN LIBERTYQ GLOBAL EQUITY ETF

FUND SUMMARIES

sell those shares in the secondary market.  The investment manager cannot predict whether shares will trade above (premium), below (discount) or at NAV

Concentration  To the extent the Fund concentrates in a specific industry or a group of industries, the Fund will carry much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries; there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

Midsize Companies  Securities issued by midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Passive Investment  Unlike many investment companies, the Fund is not actively managed and the investment manager does not attempt to take defensive positions under any market conditions, including declining markets.  Therefore, the investment manager would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Global Equity Underlying Index, even if that security generally is underperforming.

Sampling  The Fund’s use of a representative sampling strategy will result in its holding a smaller number of securities than are in the Global Equity Underlying Index or in the Fund holding securities not included in the Global Equity Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Global Equity Underlying Index were held. The Fund’s use of a representative sampling strategy may also include the risk that it may not track the return of the Global Equity Underlying Index as well as it would have if the Fund held all of the securities in the Global Equity Underlying Index.

Authorized Participant Concentration  Only an authorized participant (Authorized Participant) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.  This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Performance

Because the Fund is new, it has no performance history.  Once the Fund has commenced operations, you can obtain updated performance information at libertyshares.com or by calling (800) DIAL BEN/342-5236. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Manager

Dina Ting, CFA
Vice President of Advisers and portfolio manager of the Fund since inception (2016).

Purchase and Sale of Fund Shares

The Fund is an ETF. Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares that have been aggregated into blocks of 200,000 shares or multiples thereof (Creation Units) to Authorized Participants who have entered into agreements with the Fund’s distributor, Franklin Templeton Distributors, Inc. The Fund will generally issue or redeem Creation Units in return for a basket of securities (and an amount of cash) that the Fund specifies each day.

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FUND SUMMARIES

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), Advisers or other related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND DETAILS

Fund Details

Investment Goal

Each Fund’s investment goal is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Fund’s corresponding underlying index (each an “Underlying Index” and, collectively, the “Underlying Indexes”). Each Fund’s investment goal is non-fundamental, which means it may be changed by the Board of Trustees without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s investment goal.

Principal Investment Policies and Practices

Franklin LibertyQ International Equity Hedged ETF

Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the International Equity Hedged Underlying Index and in depositary receipts representing such securities. The International Equity Hedged Underlying Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI. The International Equity Hedged Underlying Index is derived from the MSCI EAFE Index based on a methodology developed with Franklin Templeton to reflect the desired investment strategy for the International Equity Hedged Underlying Index.  The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The International Equity Hedged Underlying Index includes stocks from developed market countries in Europe, Australasia and the Far East that have favorable exposure to multiple investment style factors.  As of [____], 2016, the International Equity Hedged Underlying Index included the following developed market countries in Europe, Australasia and the Far East:

Europe:  Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Australasia:  Australia and New Zealand.

Far East:  Hong Kong, Japan and Singapore.

The International Equity Hedged Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI EAFE Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the MSCI EAFE Index that have exposure to four investment style factors – quality, value, momentum and low volatility.  Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities.  The “quality” factor incorporates descriptors such as return on equity, earnings variability, cash return on assets and leverage.  The “value” factor incorporates descriptors such as price to earnings, price to forward earnings, price to book value and dividend yield.  The “momentum” factor incorporates descriptors such as 6-month risk adjusted price momentum and 12-month risk-adjusted price momentum.  The “low volatility” factor incorporates descriptors such as historical beta (i.e., a measure of the volatility of a security relative to the total market).  The International Equity Hedged Underlying Index incorporates a hedge against the currency risk of the securities included in the International Equity Hedged Underlying Index against the U.S. dollar.

At the time of each semi-annual reconstitution of the International Equity Hedged Underlying Index, no company shall comprise more than 2% of the International Equity Hedged Underlying Index.  The International Equity Hedged Underlying Index is also constrained in its construction to limit turnover of constituent securities at each semi-annual reconstitution.  The International Equity Hedged Underlying Index may include large- and mid-capitalization companies.  As of March 31, 2016, the capitalization of companies in the MSCI EAFE Index ranged from $821.62 million to $239.22 billion.

An equity security, or stock, represents a proportionate share, or the right to acquire a proportionate share, of the ownership of a company; its value is based on the success of the company’s business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and related depositary receipts are examples of equity securities. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

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FUND DETAILS

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the International Equity Hedged Underlying Index.  The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the International Equity Hedged Underlying Index of 95% or better. A figure of 100% would indicate perfect correlation. The Fund’s intention is to replicate the component securities of the International Equity Hedged Underlying Index as closely as possible. However, under various circumstances, it may not be possible or practicable to purchase all of the component securities in their respective weightings in the International Equity Hedged Underlying Index. In these circumstances, the Fund may use a “representative sampling” strategy whereby the Fund would invest in what it believes to be a representative sample of the component securities of the International Equity Hedged Underlying Index, but may not track the International Equity Hedged Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire International Equity Hedged Underlying Index. Under the representative sampling technique, the investment manager will select securities that collectively have an investment profile similar to that of the International Equity Hedged Underlying Index, including securities that resemble those included in the International Equity Hedged Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings.  The Fund’s portfolio is reconstituted semi-annually following the semi-annual reconstitution of the International Equity Hedged Underlying Index.

The International Equity Hedged Underlying Index incorporates a hedge against non-U.S. currency fluctuations by reflecting the impact of rolling monthly currency forward contracts on the currencies represented in the International Equity Hedged Underlying Index (the “hedge impact”). The return of the International Equity Hedged Underlying Index is calculated as the sum of the return of the corresponding unhedged index denominated in U.S. dollars plus the hedge impact.  The International Equity Hedged Underlying Index is calculated as if it sells forward the total value of the non-U.S. dollar denominated securities included in the International Equity Hedged Underlying Index at a one-month forward rate to effectively create a hedge against fluctuations in the relative value of each of the component currencies in relation to the U.S. dollar. The hedge is reset on a monthly basis by simulating the setting up of a similar transaction in which the notional amount of the forwards sold represents the new month-end value of the non-U.S. dollar denominated securities included in the International Equity Hedged Underlying Index. No adjustment to the hedge is made during the month to account for changes in the International Equity Hedged Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes (i.e., the amount hedged is kept constant over the whole month). The International Equity Hedged Underlying Index is designed to have higher returns than an equivalent unhedged index when the component currencies are weakening relative to the U.S. dollar. Conversely, the International Equity Hedged Underlying Index will have lower returns than an equivalent unhedged index when the component currencies are rising relative to the U.S. dollar.

In order to replicate the hedge impact incorporated in the calculation of the International Equity Hedged Underlying Index, the Fund intends to enter into monthly foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. A foreign currency forward contract is an obligation to purchase or sell a specific foreign currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Foreign currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. The Fund’s exposure to foreign currency forward contracts is based on the aggregate exposure of the Fund to the component currencies. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the component currencies. The return of the foreign currency forward contracts will not perfectly offset the actual fluctuations between the component currencies and the U.S. dollar.

Franklin LibertyQ Emerging Markets ETF

Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Emerging Markets Underlying Index and in depositary receipts representing such securities.  The Emerging Markets Underlying Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI. The Emerging Markets Underlying Index is derived from the MSCI Emerging Markets Index based on a methodology developed with Franklin Templeton to reflect the desired investment strategy for the Emerging Markets Underlying Index.  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets.

The Emerging Markets Underlying Index includes stocks from emerging market countries that have favorable exposure to multiple investment style factors.  As of [____], 2016, the Emerging Markets Underlying Index included the following emerging market countries:

Americas:  Brazil, Chile and Mexico.

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FUND DETAILS

Europe, Middle East and Africa:  Egypt, Hungary, Poland, Qatar, Russia, South Africa and Turkey.

Asia:  China, India, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand.

The Emerging Markets Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI Emerging Markets Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the MSCI Emerging Markets Index that have exposure to four investment style factors – quality, value, momentum and low volatility.  Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities.  The “quality” factor incorporates descriptors such as return on equity, earnings variability, cash return on assets and leverage.  The “value” factor incorporates descriptors such as price to earnings, price to forward earnings, price to book value and dividend yield.  The “momentum” factor incorporates descriptors such as 6-month risk adjusted price momentum and 12-month risk-adjusted price momentum.  The “low volatility” factor incorporates descriptors such as historical beta (i.e., a measure of the volatility of a security relative to the total market).

At the time of each semi-annual reconstitution of the Emerging Markets Underlying Index, no company shall comprise more than 1% of the Emerging Markets Underlying Index.  The Emerging Markets Underlying Index is also constrained in its construction to limit turnover of constituent securities at each semi-annual reconstitution.  The Emerging Markets Underlying Index may include large- and mid-capitalization companies.  As of March 31, 2016, the capitalization of companies in the MSCI Emerging Markets Index ranged from $415.07 million to $126.74 billion.

An equity security, or stock, represents a proportionate share, or the right to acquire a proportionate share, of the ownership of a company; its value is based on the success of the company’s business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and related depositary receipts are examples of equity securities. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Emerging Markets Underlying Index.  The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Emerging Markets Underlying Index of 95% or better.  A figure of 100% would indicate perfect correlation.  The Fund’s intention is to replicate the component securities of the Emerging Markets Underlying Index as closely as possible. However, under various circumstances, it may not be possible or practicable to purchase all of the component securities in their respective weightings in the Emerging Markets Underlying Index. In these circumstances, the Fund may use a “representative sampling” strategy whereby the Fund would invest in what it believes to be a representative sample of the component securities of the Emerging Markets Underlying Index, but may not track the Emerging Markets Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Emerging Markets Underlying Index. Under the representative sampling technique, the investment manager will select securities that collectively have an investment profile similar to that of the Emerging Markets Underlying Index, including securities that resemble those included in the Emerging Markets Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings.  The Fund’s portfolio is reconstituted semi-annually following the semi-annual reconstitution of the Emerging Markets Underlying Index.

Franklin LibertyQ Global Dividend ETF

Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Global Dividend Underlying Index and in depositary receipts representing such securities.  The Global Dividend Underlying Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI. The Global Dividend Underlying Index is derived from the MSCI ACWI ex REITs Index based on a methodology developed with Franklin Templeton to reflect the desired investment strategy for the Global Dividend Underlying Index.  The MSCI ACWI ex REITs Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding REIT securities.

The Global Dividend Underlying Index includes stocks from developed and emerging market countries with high and persistent dividend income that have favorable exposure to a quality investment style factor.  Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities. As of [____], 2016, the Global Dividend Underlying Index included the following developed and emerging market countries:

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FUND DETAILS

Developed Markets:  Australia, Austria, Belgium, Canada, Finland, France, Germany, Hong Kong, Japan, Netherlands, Norway, Singapore, Sweden, Switzerland, the United Kingdom and the United States.

Emerging Markets:  Brazil, China, Korea, Mexico, Qatar, South Africa, Thailand and Turkey.

The Global Dividend Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI ACWI ex REITs Index over the long term by applying dividend persistence and yield screens and the quality factor selection process.  First, dividend persistence and yield screens are applied to the equity securities of the MSCI ACWI ex REITs Index in order to (i) exclude securities with negative year-over-year dividend per share growth in any of the last five years (securities with insufficient data to calculate such growth are also excluded) and (ii) exclude securities with a five year average monthly dividend yield of less than 1.2 times the average of the five year average monthly dividend yields of the securities of the MSCI ACWI ex REITs Index.  Second, equity securities are then selected based on their exposure to the quality investment style factor, which incorporates descriptors such as return on equity, earnings variability, cash return on assets and leverage.

At the time of each semi-annual reconstitution of the Global Dividend Underlying Index, no company shall comprise more than 2% of the Global Dividend Underlying Index.  The Global Dividend Underlying Index is also constrained in its construction to limit turnover of constituent securities at each semi-annual reconstitution.  The Global Dividend Underlying Index may include large- and mid-capitalization companies.  As of March 31, 2016, the capitalization of companies in the MSCI ACWI ex REITs Index ranged from $415.07 million to $607.66 billion.

An equity security, or stock, represents a proportionate share, or the right to acquire a proportionate share, of the ownership of a company; its value is based on the success of the company’s business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and related depositary receipts are examples of equity securities. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Global Dividend Underlying Index.  The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Global Dividend Underlying Index of 95% or better. A figure of 100% would indicate perfect correlation. The Fund’s intention is to replicate the component securities of the Global Dividend Underlying Index as closely as possible. However, under various circumstances, it may not be possible or practicable to purchase all of the component securities in their respective weightings in the Global Dividend Underlying Index. In these circumstances, the Fund may use a “representative sampling” strategy whereby the Fund would invest in what it believes to be a representative sample of the component securities of the Global Dividend Underlying Index, but may not track the Global Dividend Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Global Dividend Underlying Index. Under the representative sampling technique, the investment manager will select securities that collectively have an investment profile similar to that of the Global Dividend Underlying Index, including securities that resemble those included in the Global Dividend Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings.  The Fund’s portfolio is reconstituted semi-annually following the semi-annual reconstitution of the Global Dividend Underlying Index.

Franklin LibertyQ Global Equity ETF

Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Global Equity Underlying Index and in depositary receipts representing such securities.  The Global Equity Underlying Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI. The Global Equity Underlying Index is derived from the MSCI ACWI Index based on a methodology developed with Franklin Templeton to reflect the desired investment strategy for the Global Equity Underlying Index.  The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Global Equity Underlying Index includes stocks from developed and emerging market countries that have favorable exposure to multiple investment style factors.  As of [____], 2016, the Global Equity Underlying Index included the following developed and emerging market countries:

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FUND DETAILS

Developed Markets:  Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Emerging Markets:  Brazil, China, Egypt, India, Indonesia, Korea, Malaysia, Mexico, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand and Turkey.

The Global Equity Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI ACWI Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the MSCI ACWI Index that have exposure to four investment style factors – quality, value, momentum and low volatility.  Factors are common characteristics that relate to a group of issuers or securities that are important in explaining the returns and risks of those issuers’ securities.  The “quality” factor incorporates descriptors such as return on equity, earnings variability, cash return on assets and leverage.  The “value” factor incorporates descriptors such as price to earnings, price to forward earnings, price to book value and dividend yield.  The “momentum” factor incorporates descriptors such as 6-month risk adjusted price momentum and 12-month risk-adjusted price momentum.  The “low volatility” factor incorporates descriptors such as historical beta (i.e., a measure of the volatility of a security relative to the total market).

At the time of each semi-annual reconstitution of the Global Equity Underlying Index, no company shall comprise more than 1% of the Global Equity Underlying Index.  The Global Equity Underlying Index is also constrained in its construction to limit turnover of constituent securities at each semi-annual reconstitution.  The Global Equity Underlying Index may include large- and mid-capitalization companies.  As of March 31, 2016, the capitalization of companies in the MSCI ACWI Index ranged from $415.07 million to $607.66 billion.

An equity security, or stock, represents a proportionate share, or the right to acquire a proportionate share, of the ownership of a company; its value is based on the success of the company’s business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and related depositary receipts are examples of equity securities. Depositary receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company.

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the Global Equity Underlying Index.  The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Global Equity Underlying Index of 95% or better. A figure of 100% would indicate perfect correlation. The Fund’s intention is to replicate the component securities of the Global Equity Underlying Index as closely as possible. However, under various circumstances, it may not be possible or practicable to purchase all of the component securities in their respective weightings in the Global Equity Underlying Index. In these circumstances, the Fund may use a “representative sampling” strategy whereby the Fund would invest in what it believes to be a representative sample of the component securities of the Global Equity Underlying Index, but may not track the Global Equity Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Global Equity Underlying Index. Under the representative sampling technique, the investment manager will select securities that collectively have an investment profile similar to that of the Global Equity Underlying Index, including securities that resemble those included in the Global Equity Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings.  The Fund’s portfolio is reconstituted semi-annually following the semi-annual reconstitution of the Global Equity Underlying Index.

Concentration

Each Fund (hereafter the “Fund”) will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that its corresponding Underlying Index is concentrated.  The investment manager has adopted firewall procedures that are expected to limit the investment manager’s freedom of action to concentrate the Fund’s assets in a particular industry pursuant to management’s discretion except in accordance with the rules-based methodology of the Underlying Index.

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FUND DETAILS

Principal Risks

Market (All Funds)

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities or other investments may decline in value due to factors affecting individual issuers, securities markets generally or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. The value may also go up or down due to factors that affect an individual issuer or a particular sector. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (All Funds)

Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Currency exchange rates.  Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.

Political and economic developments.  The political, economic and social policies or structures of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Trading practices.  Brokerage commissions, withholding taxes, custodial fees, and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund’s assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund’s regulatory and compliance burden and/or decrease the Fund’s investor rights and protections.

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Availability of information.  Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.

Limited markets.  Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. Illiquidity tends to be greater, and valuation of the Fund’s foreign securities may be more difficult, due to the infrequent trading and/or delayed reporting of quotes and sales.

Regional.  The Fund will invest in specific countries or geographic regions to approximately the same extent as its Underlying Index.  To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments. Adverse conditions in a certain region or country can also adversely affect securities of issuers in other countries whose economies appear to be unrelated.

Depositary Receipts (All Funds)

Depositary receipts are subject to many of the risks of the underlying security. For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Indexing (All Funds)

Passive Investment.  The Fund is not actively managed and may be affected by a general decline in market segments related to the Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. The investment manager generally does not attempt to take defensive positions under any market conditions, including declining markets.

Calculation Methodology.  The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or the MSCI index on which it is based), including information that may be based on assumptions and estimates. Neither the Fund nor the investment manager can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Underlying Index Errors.  There is no assurance that the Underlying Index will be determined, composed or calculated accurately. While MSCI provides descriptions of what the Underlying Index is designed to achieve, MSCI does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the Underlying Index will be in line with the described index methodology.  For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that losses resulting from errors may be borne by the Fund and its shareholders.

Non-Correlation.  There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment goal. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. In addition, the Fund’s NAV may deviate from the Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the Underlying Index for that security.

Tracking Error.  Tracking error is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs, the Fund’s holding of cash, differences in timing of the accrual of dividends or

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interest, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.

Authorized Participant Concentration (All Funds)

Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.  This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Market Trading (All Funds)

Absence of active market.   Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.  There are no obligations of market makers to make a market in the Fund’s shares or of an Authorized Participant to submit purchase or redemption orders for Creation Units.  Decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price.  This reduced effectiveness could result in Fund shares trading at a discount to its NAV and also greater than normal intraday bid/ask spreads.

Secondary market trading.   Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.  The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary markets prices in such markets being less efficient.

Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.

Premium/Discount.  Shares of the Fund may trade at prices other than NAV.  Shares of the Fund trade on stock exchanges at prices at, above or below their most recent NAV. The NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. As a result, the trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility.

Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.  Thus, you may pay more (or less) than NAV when you buy shares of the Fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market.  The investment manager cannot predict whether shares will trade above (premium), below (discount) or at NAV.  However, because shares can be created and redeemed in Creation Units at NAV, the investment manager believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the Fund that differ significantly from its NAV.

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Cost of buying or selling Fund shares.  Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you may incur the cost of the “spread,” that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Concentration (All Funds)

To the extent the Fund concentrates in a specific industry or a group of industries, the Fund will carry much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries; there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

Midsize Companies (All Funds)

While midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of midsize companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of midsize companies to changing economic conditions.

In addition, midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans which are floating rate.

Representative Sampling (All Funds)

The Fund’s use of a representative sampling strategy will result in its holding a smaller number of securities than are in the Underlying Index or in the Fund holding securities not included in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Underlying Index were held. The Fund’s use of a representative sampling strategy may also include the risk that it may not track the return of the Underlying Index as well as it would have if the Fund held all of the securities in the Underlying Index.

Cash Transactions (All Funds)

ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or entirely in cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

Emerging Market Countries (Franklin LibertyQ Emerging Markets ETF, Franklin LibertyQ Global Dividend ETF and Franklin LibertyQ Global Equity ETF)

The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:

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•	less social, political and economic stability;
•
a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;

•	smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;
•	more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	less transparent and established taxation policies;
•	less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property, such as bankruptcy;
•	less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
•	less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
•	less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
•	greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
•	higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
•	greater sensitivity to interest rate changes (for example, a higher interest rate environment can make it more difficult for emerging market governments to service their existing debt);
•	increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
•	greater debt burdens relative to the size of the economy;
•	more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
•	less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries.

Because of the above factors, the Fund’s investments in emerging market countries may be subject to greater price volatility and illiquidity than investments in developed markets.

Currency Hedging (Franklin LibertyQ International Equity Hedged ETF)

In seeking investment results that closely correspond, before fees and expenses, to the performance of the International Equity Hedged Underlying Index, the Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts.  The Fund expects that any loss generated by foreign currency forward contracts will generally be substantially offset by gains on the hedged investment in non-U.S. dollar denominated securities, and vice versa, although there is no guarantee that the Fund will be able to obtain this result.  While currency hedging can reduce or eliminate losses due to exchange rate changes, it can also reduce or eliminate gains, and the Fund bears additional transaction costs in entering into foreign currency forward contracts.  Currency hedges are sometimes subject to imperfect matching between the foreign currency forward contracts and the currencies that the contracts intend to hedge, and there can be no assurance that the Fund’s hedging transactions will be effective.

Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the Fund invests. In addition, the Fund’s exposure to the component currencies may not be fully hedged at all times.

Because the Fund’s currency hedge is generally reset on a monthly basis, currency risk can develop or increase intra-month. Furthermore, while the Fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented.  Also, governments from time to time intervene in the currency markets, directly and by regulation, in order to influence prices. From time to time, governments may adopt policies designed to directly influence foreign exchange rates with respect to their currency.  As a result, the Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the Fund’s portfolio in a way that tracks the International Equity Hedged Underlying Index.

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There is no assurance that the Fund’s hedging strategy will be effective in hedging fluctuations in the value of the non-U.S. currencies of the Fund’s portfolio securities against the U.S. dollar. The effectiveness of the Fund’s currency hedging strategy will in general be affected by the volatility of both the International Equity Hedged Underlying Index and the volatility of the U.S. dollar relative to the currencies being hedged, measured on an aggregate basis. Increased volatility will generally reduce the effectiveness of the Fund’s currency hedging strategy. In addition, volatility in one or more currencies may offset stability in another currency and reduce the overall effectiveness of the Fund’s currency hedging strategy. The effectiveness of the Fund’s currency hedging strategy may also in general be affected by interest rates, which may differ among the affected countries.  Significant differences between U.S. dollar interest rates and some or all of the applicable foreign currency interest rates may impact the effectiveness of the Fund’s currency hedging strategy.  In addition, the currency hedging carried out by the Fund may result in lower returns than those generated through direct investments in the securities comprising the International Equity Hedged Underlying Index when the local currency appreciates against the U.S. dollar.

Foreign currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market.  Therefore, the Fund will be subject to counterparty risk as well as market or liquidity risk with respect to these transactions.  Use of these instruments could result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include mispricing or improper valuation of the foreign currency forwards.  In addition, the Fund’s currency hedging activities may involve frequent trading of currency instruments, which may increase transaction costs and cause the Fund’s return to deviate from the International Equity Hedged Underlying Index.

Investors seeking to trade in foreign currencies may have limited access to certain currency markets due to a variety of factors, including government regulations, adverse tax treatment, exchange controls, currency convertibility issues and lack of market liquidity. These limitations and restrictions may impact the availability, liquidity and pricing of the financial instruments that are necessary for the Fund to hedge exposure to the currency markets. If the Fund’s ability to enter into contracts to purchase or sell the currency of a non-U.S. market in which the Fund invests is impaired, the Fund may not be able to achieve its investment goal.

Dividend-Oriented Companies (Franklin LibertyQ Global Dividend ETF)

Issuers that have paid regular dividends or distributions to shareholders may not continue to do so in the future. An issuer may reduce or eliminate future dividends or distributions at any time and for any reason. The value of a security of an issuer that has paid dividends in the past may decrease if the issuer reduces or eliminates future payments to its shareholders. If the dividends or distributions received by the Fund decreases, the Fund may have less income to distribute to the Fund’s shareholders.

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More Information on Investment Policies, Practices and Risks

Exclusion of Investment Manager from Commodity Pool Operator Definition

With respect to each Fund (hereafter “the Fund”), the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO.  In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps, which in turn include non-deliverable currency forwards, as further described in the Fund’s Statement of Additional Information. Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

More detailed information about the Fund, its policies and risks can be found in the Fund’s Statement of Additional Information (SAI).

A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is also available in the Fund’s SAI. Portfolio holdings information can be viewed online at libertyshares.com.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund’s investment manager. Together, Advisers and its affiliates manage, as of March 31, 2016, over $742 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a dedicated professional. The portfolio manager of the Fund is as follows:

Dina Ting, CFA
Ms. Ting has been a portfolio manager of the Fund since inception. She has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which she may perform these functions, and the nature of these functions, may change from time to time. She joined Franklin Templeton Investments in 2015.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund’s assets. The fee is equal to the following annual rate of the average daily net assets of the Fund.

Franklin LibertyQ International Equity Hedged ETF                                                [___]%

Franklin LibertyQ Emerging Markets ETF                                                                  [___]%

Franklin LibertyQ Global Dividend ETF                                                                      [___]%

Franklin LibertyQ Global Equity ETF                                                                           [___]%

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In addition, management has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (other than acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) do not exceed the following levels until [_______], 2017:

Franklin LibertyQ International Equity Hedged ETF                                                [___]%

Franklin LibertyQ Emerging Markets ETF                                                                  [___]%

Franklin LibertyQ Global Dividend ETF                                                                      [___]%

Franklin LibertyQ Global Equity ETF                                                                           [___]%

A discussion regarding the basis for the Board of Trustees approving the investment management contract of the Fund will be available in the Fund’s initial annual or semiannual report to shareholders.

Distributions and Taxes

The information is provided with respect to each Fund (hereafter the “Fund”).

Income and Capital Gain Distributions

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund (except Franklin LibertyQ Global Dividend ETF) intends to pay income dividends at least semi-annually from its net investment income. Franklin LibertyQ Global Dividend ETF intends to pay income dividends at least quarterly from its net investment income. Capital gains, if any, may be paid by each Fund at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Distributions in cash may be reinvested automatically in additional whole Fund shares only if the broker through whom you purchased the shares makes such option available. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Avoid “buying a dividend.”   At the time you purchase your Fund shares, the price of shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

Tax Considerations

If you are a taxable investor, Fund distributions are generally taxable to you as ordinary income, capital gains or some combination of both. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

Dividend income.  Income dividends are generally subject to tax at ordinary rates. Income dividends reported by the Fund as qualified dividend income may be subject to tax by individuals at reduced long-term capital gains tax rates provided certain holding period requirements are met. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Capital gains.  Fund distributions of short-term capital gains are also subject to tax at ordinary rates. Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For individuals in the 10% and 15% tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). An additional 3.8% Medicare tax may also be imposed as discussed below.

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Sales of exchange-listed shares.  Currently, any capital gain or loss realized upon a sale of shares generally is treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

Cost basis reporting  Contact the broker through whom you purchased your Fund shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxes on creation and redemption of creation units.  An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized Participants exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Authorized Participants that create or redeem Creation Units will be sent a confirmation statement showing how many shares they purchased or sold and at what price.

Under current federal tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.

If the Fund redeems Creation Units in part or entirely in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Medicare tax.  An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional Medicare tax will be reported on, and paid with, your federal income tax return.

Backup withholding.  A shareholder may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of Fund shares if the shareholder has provided either an incorrect tax identification number or no number at all, is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, has failed to certify that the shareholder is not subject to backup withholding, or has not certified that the shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. State backup withholding may also apply.

State, local and foreign taxes.  Distributions of ordinary income and capital gains, and gains from the sale of your Fund shares, are generally subject to state and local taxes.  If the Fund qualifies, it may elect to pass through to you as a foreign tax credit or deduction any foreign taxes that it pays on its investments.

Non-U.S. investors.  Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements.  Payments to a shareholder that is either a foreign financial institution (FFI) or a non-financial foreign entity (NFFE) within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a 30% withholding tax on (a) income dividends, and (b) after December 31, 2018, certain capital gain distributions, return-of-capital distributions and the gross proceeds from the redemption or exchange of Fund shares paid by the Fund. FATCA withholding tax

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FRANKLIN TEMPLETON ETF TRUST

FUND DETAILS

generally can be avoided by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and by an NFFE, if it certifies that it has no substantial U.S. persons as owners or if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS. Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Other tax information.  This discussion of “Distributions and Taxes” is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the SAI.

Index Provider

Each Underlying Index is a custom index that is owned and calculated by MSCI, and is derived from an MSCI Index based on a methodology developed with Franklin Templeton to reflect the desired investment strategy for the Underlying Index.  Franklin Templeton Companies, LLC (FTC), an affiliate of Advisers, has entered into a license agreement with MSCI to use the Underlying Indexes.  MSCI creates, compiles, maintains, calculates and publishes each Underlying Index based upon specifications, designs, screens and other instructions provided by FTC. Pursuant to an index sub-licensing agreement between FTC and Franklin Templeton ETF Trust, FTC provides the use of the Underlying Indexes and related intellectual property at no cost to the Franklin Templeton ETF Trust and the Funds, though the Funds pay licensing fees to MSCI.

Disclaimers

MSCI:

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (MSCI), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE MSCI PARTIES).  THE UNDERLYING INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE UNDERLYING INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY FRANKLIN TEMPLETON COMPANIES, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE FUNDS PARTICULARLY OR THE ABILITY OF ANY UNDERLYING INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE UNDERLYING INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE FUNDS OR THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE FUNDS ARE REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR

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FRANKLIN TEMPLETON ETF TRUST

FUND DETAILS

INTERRUPTIONS OF OR IN CONNECTION WITH ANY UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN.  FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH UNDERLYING INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark in a manner that implies sponsorship or endorsement of this security without first contacting MSCI to determine whether MSCI’s permission is required.  Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Franklin Templeton:

Neither FTC, Advisers or any of their affiliates (together, “Franklin Templeton”) guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and Franklin Templeton shall not have any liability for any errors, omissions or interruptions therein.  Franklin Templeton does not make any warranty, express or implied, as to results to be obtained by the Funds, owners of the shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein.  Franklin Templeton does not make any express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein.  Without limiting any of the foregoing, in no event shall Franklin Templeton have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

Financial Highlights

There is no financial information for the Funds because they are new funds.

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FRANKLIN TEMPLETON ETF TRUST

SHAREHOLDER INFORMATION

Shareholder Information

Buying and Selling Shares

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this prospectus. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. The Franklin Templeton ETF Trust (the “Trust”) does not impose any minimum investment for shares of the Fund purchased on an exchange. Shares of the Fund trade under the following symbol:

Fund	Symbol
Franklin LibertyQ International Equity Hedged ETF	FLQH
Franklin LibertyQ Emerging Markets ETF	FLQE
Franklin LibertyQ Global Dividend ETF	FLQD
Franklin LibertyQ Global Equity ETF	FLQG

Buying or selling Fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.

The Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (frequent trading) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (market timing), because the Fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board of Trustees has not adopted a policy of monitoring for frequent trading activity because shares of the Fund are listed for trading on a national securities exchange.

The Fund’s primary listing exchange is NYSE Arca, Inc., which is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the Investment Company Act of 1940 (1940 Act) restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the Trust. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the Trust, the registered investment company must enter into an agreement with the Trust.

Book Entry

Shares of the Fund are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (DTC) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

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FRANKLIN TEMPLETON ETF TRUST

SHAREHOLDER INFORMATION

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices

The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (IOPV), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash contained in the portfolio at the beginning of a trading day. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Calculating NAV

The NAV of the Fund is determined by deducting the Fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total NAV of the Fund by the number of shares outstanding.

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time which normally coincides with the close of trading on the New York Stock Exchange (NYSE).  The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  If the NYSE has a scheduled early close or unscheduled early close, the Fund’s share price would still be determined as of 1 p.m. Pacific time/4 p.m. Eastern time.  The Fund’s NAV per share is readily available online at libertyshares.com.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally uses two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to provide evaluated prices that reflect current fair market value at the close of the NYSE.

Fair Valuation – Individual Securities

The Fund has procedures, approved by the Board of Trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and

39

FRANKLIN TEMPLETON ETF TRUST

SHAREHOLDER INFORMATION

thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The Board of Trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.  Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index and introduce tracking error.

Security Valuation – Foreign Securities – Computation of U.S. Equivalent Value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 1:00 p.m. Pacific time on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.  Use of a rate different from the rate used by an Underlying Index may adversely affect the Fund’s ability to track the Underlying Index and introduce tracking error.

Security Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays

Trading in securities on foreign securities stock exchanges and over-the-counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund.  In accordance with procedures established and approved by the Fund’s Board of Trustees, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and ETFs).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board of Trustees. In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute an NAV that accurately reflects the value of the Fund’s portfolio at the time that the NAV is calculated.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day.  Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund’s NAV is not calculated (in which case, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or sell Fund shares). Thus, the calculation of the Fund’s NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation.  If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund’s fair value procedures established and approved by the Board of Trustees.

Creations and Redemptions

Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 200,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement (AP Agreement) with Franklin Templeton Distributors, Inc. (Distributors), an affiliate of Advisers. Only an Authorized Participant may create or redeem Creation Units directly with the Fund.

40

FRANKLIN TEMPLETON ETF TRUST

SHAREHOLDER INFORMATION

A creation transaction, which is subject to acceptance by the Fund’s transfer agent, takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the AP Agreement. The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares.  The in-kind deposit, or redemption, of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund in connection with a purchase or redemption of a Creation Unit generally will correspond pro rata, to the extent practicable, to the securities held by the Fund. As a result of any system failure or other interruption, creation or redemption orders either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change such orders.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and, in either case, has executed an AP Agreement with Distributors. Information about the procedures regarding creations and redemptions of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the Fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Premium/Discount Information

Information regarding how often the shares of the Fund traded on NYSE Arca, Inc. at a price above (at a premium) or below (at a discount) the NAV of the Fund can be found at libertyshares.com.

Distribution

Distributors or its agents distribute Creation Units for the Fund on an agency basis. Distributors does not maintain a secondary market in shares of the Fund. Distributors is an affiliate of Advisers.

Distribution and Service (12b-1) Fees

The Fund has adopted a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year, to those who sell and distribute Fund shares and provide other services to shareholders. However, the Board of Trustees has determined not to authorize payment of a Rule 12b-1 plan fee at this time.

Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

41

For More Information

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report, when available, or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report, when available, and the SAI online through libertyshares.com.

You also can obtain information about the Fund by visiting the SEC’s Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov.

Individual investors should contact their financial advisor or broker dealer representative for more information about Franklin Templeton ETFs.  Financial Professionals should call (800) DIAL BEN®/342-5236.

One Franklin Parkway San Mateo, CA 94403-1906 libertyshares.com	For hearing impaired assistance, please contact us via a Relay Service.
Investment Company Act file #811-23124
© 2016 Franklin Templeton Investments. All rights reserved.
[__]	[____] P [_____]

Statement of Additional Information [___________], 2016

Franklin Templeton ETF Trust

SUBJECT TO COMPLETION, PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED

	TICKER:	EXCHANGE:
FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF	FLQH	NYSE Arca, Inc.
FRANKLIN LIBERTYQ EMERGING MARKETS ETF	FLQE	NYSE Arca, Inc.
FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF	FLQD	NYSE Arca, Inc.
FRANKLIN LIBERTYQ GLOBAL EQUITY ETF	FLQG	NYSE Arca, Inc.

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds’ (hereafter “the Fund”) prospectus. The Fund’s prospectus, dated [_________], 2016, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund’s prospectus.

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/342-5236

CONTENTS
General Description of the Trust and the Fund
Exchange Listing and Trading
Goals, Strategies and Risks
Officers and Trustees
Fair Valuation and Liquidity
Proxy Voting Policies and Procedures
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights, Principal Holders and Additional Information Concerning the Trust
Creation and Redemption of Creation Units
The Underwriter
Miscellaneous Information
Description of Ratings
Financial Statements
1 1 2 28 33 33 36 39 40 50 51 70 71 71 74

ETFs, annuities, and other investment products:
•are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
•are not deposits or obligations of, or guaranteed or endorsed by, any bank; and
•are subject to investment risks, including the possible loss of principal.

P.O. Box 997151
Sacramento, CA 95899-7151

Individual investors should contact their financial advisor or broker dealer representative for more information about Franklin Templeton ETFs. Financial Professionals should call (800) DIAL BEN®/342-5236.
[___] SAI [___]

General Description of the Trust and the Fund

The Fund is a diversified series of Franklin Templeton ETF Trust (the “Trust”), an open-end management investment company. The Trust was organized as a Delaware statutory trust effective October 9, 2015 and is registered with the U.S. Securities and Exchange Commission (SEC).

Each Fund’s investment goal is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Fund’s corresponding underlying index (each an “Underlying Index” and, collectively, the “Underlying Indexes”).  The Fund’s investment manager is Franklin Advisers, Inc. (Advisers). Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries.

The Fund offers and issues shares at their net asset value per share (NAV) only in aggregations of a specified number of shares (Creation Unit), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Fund are listed for trading on NYSE Arca, Inc. (the “Listing Exchange” or “NYSE Arca”), a national securities exchange. Shares of the Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 200,000 or multiples thereof.

The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 105% and up to 115%, which percentage Advisers may change from time to time, of the market value of the omitted Deposit Securities. See the “Creation and Redemption of Creation Units” section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the “Shareholder Information” section of the Fund’s prospectus. The discussion below supplements, and should be read in conjunction with, that section of the prospectus.

Shares of the Fund are listed for trading, and trade throughout the day, on the Listing Exchange and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (IOPV) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has a securities component and a cash component. The securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current

Deposit Securities. Therefore, the Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.  The Fund’s IOPV is not calculated by the Fund.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Goals, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus. The Fund is a passively managed exchange-traded fund (ETF) and is not actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from the Fund’s portfolio.  Under normal market conditions, the Fund invests at least 80% of its assets, exclusive of collateral held from securities lending, in the component securities of the Underlying Index and in depositary receipts representing such securities.  The Fund may invest in certain futures, options and swap contracts, cash and cash equivalents, including shares of affiliated money market funds, as well as in securities not included in the Underlying Index, but which Advisers believes will help the Fund track the Underlying Index.

The Franklin LibertyQ International Equity Hedged ETF’s Underlying Index (the “International Equity Hedged Underlying Index”) incorporates a hedge against non-U.S. currency fluctuations by reflecting the impact of rolling monthly currency forward contracts on the currencies represented in the International Equity Hedged Underlying Index (the “hedge impact”). The return of the International Equity Hedged Underlying Index is calculated as the sum of the return of the corresponding unhedged index denominated in U.S. dollars plus the hedge impact.  The International Equity Hedged Underlying Index is calculated as if it sells forward the total value of the non-U.S. dollar denominated securities included in the International Equity Hedged Underlying Index at a one-month forward rate to effectively create a hedge against fluctuations in the relative value of each of the component currencies in relation to the U.S. dollar. The hedge is reset on a monthly basis by simulating the setting up of a similar transaction in which the notional amount of the forwards sold represents the new month-end value of the non-U.S. dollar denominated securities included in the International Equity Hedged Underlying Index. No adjustment to the hedge is made during the month to account for changes in the International Equity Hedged Underlying Index due to price movement of securities, corporate events, additions, deletions or any other changes (i.e., the amount hedged is kept constant over the whole month). The International Equity Hedged Underlying Index is designed to have higher returns than an equivalent unhedged index when the component currencies are weakening relative to the U.S. dollar. Conversely, the International Equity Hedged Underlying Index will have lower returns than an equivalent unhedged index when the component currencies are rising relative to the U.S. dollar.

In order to replicate the hedge impact incorporated in the calculation of the International Equity Hedged Underlying Index, the Franklin LibertyQ International Equity Hedged ETF intends to enter into monthly foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies. The Franklin LibertyQ International Equity Hedged ETF’s exposure to foreign currency forward contracts is based on the aggregate exposure of the Fund to the component currencies. While this approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Franklin LibertyQ International Equity Hedged ETF’s exposure to the component currencies. The return of the foreign currency forward contracts will not perfectly offset the actual fluctuations between the component currencies and the U.S. dollar. Currency forward contracts are discussed in greater detail in the section below entitled “Derivative instruments – Currency forward contracts.”

The Fund may use a representative sampling strategy to invest in a representative sample of the securities included in the Fund’s Underlying Index, which the investment manager deems to have similar investment characteristics. A fund that uses representative sampling generally does not hold all of the securities that are in its underlying index and may hold other securities that are not included in its underlying index.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of instruments and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled “Glossary of Investments, Techniques, Strategies and Their Risks.”

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell an investment because circumstances change and the investment no longer meets one or more of the Fund’s policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio investments will not be considered a violation of the restriction or limitation, with the exception of the Fund’s limitations on borrowing as described herein or unless otherwise noted herein.

Incidental to the Fund’s other investment activities, including in connection with a bankruptcy, restructuring, workout, or other extraordinary events concerning a particular investment the Fund owns, the Fund may receive equity securities (including convertible securities, warrants and rights), real estate or other investments that the Fund normally would not, or could not, buy. If this happens, the Fund may, although it is not required to, sell such investments as soon as practicable while seeking to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed without the approval of shareholders.

For more information about the restrictions of the Investment Company Act of 1940 (1940 Act) on the Fund with respect to borrowing and senior securities, see “Glossary of Investments, Techniques, Strategies and Their Risks - Borrowing” below.

Fundamental Investment Policies

The Fund has adopted the following restrictions as fundamental investment policies:

The Fund may not:

1.  Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

2.  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell physical commodities, unless such physical commodities are acquired as a result of ownership of securities or other instruments; provided that for this purpose currencies are not considered physical commodities, and that this restriction shall not prevent the Fund from (i) purchasing or selling securities or instruments of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments, or other derivative instruments; or (iii) purchasing or selling investments in securities or engaging in transactions in other instruments that are linked to or secured by physical or other commodities.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of a particular industry or group of industries. Accordingly, if the Fund’s Underlying Index stops concentrating in the securities of a particular industry or group of industries, the Fund will also discontinue concentrating in such securities.

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Non-Fundamental Investment Policies

The Fund’s investment goal is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index. Each of the Franklin LibertyQ International Equity Hedged ETF, Franklin LibertyQ Emerging Markets ETF and Franklin LibertyQ Global Equity ETF has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest at least 80% of its assets in equity securities or investments, such as depositary receipts, that are the type of investments, or are economically tied to the particular country or geographic region, suggested by the Fund’s name.  Each Fund considers the securities or investments that are the type of investments, or are economically tied to the particular country or geographic region, suggested by the Fund’s name to be those securities or investments that comprise the respective Underlying Index.  For purposes of such investment policy, “assets” include the Fund’s net assets, plus the amount of any borrowings for investment purposes. The Fund’s 80% policy is non-fundamental, which means that it may be changed by the board of trustees without the approval of shareholders. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s 80% policy.

The Fund may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

Additional Strategies

In trying to achieve its investment goals, the Fund may invest in the types of instruments or engage in the types of transactions identified below and in the section “Glossary of Investments, Techniques, Strategies and Their Risks,” which also describes the risks associated with these investment policies. The Fund may or may not use all of these techniques at any one time.

Franklin LibertyQ International Equity Hedged ETF

The Fund may:

•	enter into foreign currency forward contracts

All Funds

The Fund may invest, buy or engage in:

•	lending of portfolio securities up to 33 1/3% of the value of its total assets, measured at the time of the most recent loan

•	repurchase agreements

•	depositary receipts

•	Franklin Templeton money market funds

•	up to 15% of its net assets in restricted or illiquid securities

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund’s levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

“small portion”	less than 10%
“portion”	10% to 25%
“significant”	25% to 50%

“substantial”	50% to 66%
“primary”	66% to 80%
“predominant”	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund’s prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating agencies such as Moody’s Investors Service (Moody’s) and Standard & Poor’s Financial Services (S&P®), as well as securities that are unrated.

The NAV and trading price of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund’s investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the NAV and trading price of the Fund’s shares may also change with movements in the investment markets as a whole.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund:

Borrowing  The 1940 Act and the SEC’s current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets.  Consistent with SEC staff guidance, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased or sold on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund’s board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

In the case of forward currency contracts, the Fund may offset the contracts for purposes of (1) above when the counterparties, terms and amounts match; otherwise an appropriate amount of assets will be segregated consistent with (2) above. Segregated assets for purposes of (2) above are not required to be physically segregated from other Fund assets, but are segregated through appropriate notation on the books of the Fund or the Fund’s custodian.

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

The Asset Segregation Policies provide, consistent with current SEC staff positions, that for futures and forward contracts that require only cash settlement, and swap agreements that call for periodic netting between the Fund and its counterparty, the segregated amount is the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, the Fund must segregate a larger amount of assets to cover its obligations, which essentially limits the Fund’s ability to use these instruments. If the SEC staff changes its positions concerning the segregation of the net amount due under certain forwards, futures and swap contracts, the ability of the Fund to use the financial instruments could be negatively affected.

Depositary receipts  Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. If the issuer’s home country does not have developed financial markets, the Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest, and processing corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer’s country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Derivative instruments  Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used for “hedging,” which means that they may be used when the investment manager seeks to protect a fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of a fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the investment manager’s ability to gauge relevant market movements.

Derivative instruments may be used for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. Derivative instruments may also be used for other purposes, as described above. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the board of trustees or the Fund’s investment manager.

Because some derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires investment companies to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. The obligation to cover or segregate such assets is described more fully under “Borrowing” in this SAI.

Exclusion of investment manager from commodity pool operator definition.     With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Fund, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the investment manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the investment manager would withdraw its notice claiming an exclusion from the definition of a CPO, and the investment manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the investment manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Currency transactions.  The Franklin LibertyQ International Equity Hedged ETF, which seeks to track an Underlying Index with a hedging component, expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund’s assets that are denominated in a non-U.S. currency. The Franklin LibertyQ Emerging Markets ETF, Franklin LibertyQ Global Dividend ETF and Franklin LibertyQ Global Equity ETF, however, which do not seek to track Underlying Indexes with hedging components, do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds’ assets that are denominated in a non-U.S. currency.  The Funds may also enter into physically-settled non-U.S. currency forwards, non-U.S. currency futures and spot currency transactions to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but the Franklin LibertyQ Emerging Markets ETF, Franklin LibertyQ Global Dividend ETF and Franklin LibertyQ Global Equity ETF may not enter into such contracts for speculative purposes. Reliance on physically-settled foreign currency may require the Fund to set aside a greater amount of liquid assets than would generally be required if the Fund were relying on cash-settled foreign currency forward contracts or NDFs. This would also generally be true if the

Fund were to use other types of physically-settled currency contracts to track the Underlying Index (with respect to the Franklin LibertyQ International Equity Hedged ETF), facilitate local securities settlements or protect against currency exposure.

Risks of currency transactions.  Currency transactions may involve a significant degree of risk and the markets in which currency transactions are effected may be highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If the investment manager utilizes currency transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, currency transactions may not serve their intended purpose of improving the correlation of the Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards and other currency transaction positions were poorly correlated with its other investments or with its other currency hedges or if it could not close out its positions because of an illiquid market or otherwise. In addition, the Fund could incur transaction costs, including trading commissions, in connection with non-U.S. currency transactions and costs related to investment opportunities due to the fact it will be required to set aside liquid assets equal to its obligations under its currency forwards in order to satisfy applicable requirements under the 1940 Act. Similarly, because the Franklin LibertyQ International Equity Hedged ETF seeks to hedge currency risk in accordance with its Underlying Index, investors will not share in appreciation in the securities comprising the Underlying Index to the extent that such appreciation is due to increases in the currency value of the underlying securities.

Hedging (Franklin LibertyQ International Equity Hedged ETF).  Hedging is a strategy in which a derivative is used to offset particular risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Establishment of hedges, if not tailored properly or timed in accordance with market changes, may not be effective in meeting the Fund’s intended objectives. This is due to the fact that hedging also involves correlation risk, i.e., the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. In connection with its trading in foreign currency forward contracts, the Fund will contract with a foreign or domestic bank, foreign or domestic securities dealer or other intermediary, to make or take future delivery of a specified amount of a particular currency. In light of pending regulatory changes under the Dodd-Frank Act (defined below) and other regulatory regimes, the Fund may be required to enter into foreign currency forward contracts on a regulated exchange or facility and clear the contracts through a central counterparty. The Fund may also be subject to position limits in respect to the contracts established by a regulatory authority or exchange. There are no limitations on daily price moves in such foreign currency forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such foreign currency forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such foreign currency forward contract trading. With respect to its trading of foreign currency forward contracts, if any, the Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts or, in the case of cleared contracts, the refusal of a central counterparty to clear a contract that is subject to mandatory clearing. Any such default would deprive the Fund of any potential profit or force the Fund to cover its commitments for resale at the then market price and could result in a loss to the Fund. The cost to the Fund of engaging in foreign currency forward contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing.  For more general information about the mechanics of currency forward contracts, see “Currency forward contracts” below.

Currency forward contracts.  A currency forward contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific non-U.S. currency in exchange for another non-U.S. currency and may be used when the price of one of those non-U.S. currencies is expected to experience a substantial movement against the other non-U.S. currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, a fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security. In addition, when a fund’s investment manager believes that a specific foreign currency may experience a substantial movement against another foreign currency, the fund may enter into a cross currency forward contract to buy or sell, as appropriate, an amount of the foreign currency either: (a) approximating the value of some or all of its portfolio securities denominated in such currency (this investment practice generally is referred to as “cross-hedging”); (b) designed to derive a level of additional income or return that the fund’s investment manager seeks to achieve for the fund; (c) to increase liquidity; or (d) to gain exposure to a currency in a more efficient or less expensive way. A fund may also engage in “proxy hedging.” Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to perform similarly to a currency or currencies in which some or all of the fund’s portfolio securities are or are expected to be denominated. Proxy hedging is often used when the currency to which the fund’s portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar and therefore another currency is used as a “proxy” for such currency.

At the maturity of a currency or cross currency forward, the Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. The Fund may also enter into forward contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “New swaps regulation” and “Developing government regulation of derivatives.” Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict the Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a CPO.

Risks of currency forward contracts.  The successful use of these transactions will usually depend on the investment manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures contracts.  Futures contracts may be used by the Fund to simulate positions included in its Underlying Index, to facilitate trading or to reduce transaction costs. The Fund may enter into futures contracts to purchase securities indexes when the investment manager anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. The Fund does not currently intend to use futures for speculative purposes.

Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. For more information about swap agreements generally, see “Swaps” below. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (FCM), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts.  The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged. Futures contracts, by definition, project price levels in the future and not current levels of valuation; therefore, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Fund’s Underlying Index.  Utilization of futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index.

If the investment manager’s investment judgment about the general direction of market prices or currency exchange rates is incorrect, the Fund’s ability to achieve its investment goal may be adversely impacted.  For example, if a fund has purchased futures to hedge against the possibility of an increase in exchange rates that would adversely affect the price of securities held in its portfolio and exchange rates instead decrease, the fund will lose part or all of the benefit of the increased value of the securities which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the securities.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts.  Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts.  The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Utilization of options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index.

Options.  Options (including options on futures) may be used by the Fund to simulate positions included in its Underlying Index, to facilitate trading or to reduce transaction costs. Securities options may be used by the Fund to obtain access to securities in its Underlying Index or to dispose of securities in its Underlying Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by its Underlying Index or otherwise to achieve the Fund’s investment goal of tracking its Underlying Index.

An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options.  As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the investment manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options.  Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options).  As the writer of an option, if the Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter (OTC) options.  Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The Fund understands that the staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities and that the assets segregated to cover the Fund’s obligation under an OTC option on securities it has written are considered illiquid. Pending a change in the staff’s position, the Fund will treat such OTC options on securities and “covering” assets as illiquid and subject to the Fund’s limitation on illiquid securities.

Risks of options.  The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.

Swaps.  Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

New swaps regulation.  The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared swaps.  In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not typically provide initial margin in connection with uncleared swaps. However, rules requiring both initial and variation margin for uncleared swaps have been adopted but are not yet effective as of the date hereof. When these rules take effect, the Fund may be required to post both initial margin and variation margin.

Cleared swaps.  Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (SEF) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Currency swaps.  A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential between them. For example, a currency swap may involve the exchange of payments in a non-U.S. currency for payments in U.S. dollars. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies.

For example, a currency swap may be used to hedge the interest payments and principal amount of a debt obligation that is denominated in a non-U.S. currency by entering into a cross currency swap whereby one party would make payments in the non-U.S. currency and receive payments in U.S. dollars. Or, a currency swap may be used to gain exposure to non-U.S. currencies and non-U.S. interest rates by making payments in U.S. dollars and receiving payments in non-U.S. currencies.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including any derivative transaction obligations. These actions could also have an adverse effect on the Fund’s currency transactions or cause the Fund’s hedging positions to be rendered useless.

Equity total return swaps.  A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements.  An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Risks of swaps generally.  The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce the desired results. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Fund’s investment manager, under the supervision of the board of trustees, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds’ identities as intended.

Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps.  Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps.  As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which are likely to impose higher margin requirements on uncleared swaps.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions.  The Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a Combined Transaction) when, in the opinion of the investment manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the investment manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Developing government regulation of derivatives.  The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The investment manager will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Equity securities  Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company’s business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company’s success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company’s success or lack of success through increases or decreases in the value of the company’s shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, rights or equity interests in trusts, partnerships, joint ventures or similar enterprises. Warrants or rights give the holder the right to buy a common stock at a given time for a specified price.

The Fund’s prospectus includes a description of the principal risks associated with the Fund’s strategy of investing substantially in equity securities.

Equity access products.  An equity access product is an instrument used by investors to obtain exposure to equity investments, including common stocks, in a local market where direct ownership of equity securities is not permitted or is otherwise restricted. In countries where direct ownership by a foreign investor, such as the Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to a particular issuer in that market or to that market as a whole through an equity access product. An equity access product derives its value from a group of underlying equity securities and is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly. Conversely, investors will not normally lose more than they would have lost had they invested in the underlying securities directly. In addition to providing access to otherwise closed equity markets, equity access products can also provide a less expensive option to direct equity investments (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. Examples of equity access products include instruments such as participatory notes, low exercise price options, low exercise price warrants and similarly-structured instruments that may be developed from time to time.

The purchase of equity access products involves risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The Fund is subject to the risk that the issuer of the equity access product (i.e., the issuing bank or broker-dealer), which is typically the only responsible party under the instrument, is unable or refuses to perform under the terms of the equity access product, also known as counterparty risk. While the holder of an equity access product is generally entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is normally not entitled to the same rights as an owner of the underlying securities, such as voting rights. Equity access products are typically also not traded on exchanges, are privately issued, and may be illiquid. To the extent an equity access product is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of equity access products will equal the value of the underlying equity securities they seek to replicate. Unlike a direct investment in equity securities, equity access products typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs, and tax liability.

Equity access products are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of the Fund’s fundamental investment policy of not investing more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), the Fund applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of an equity access product.

Pursuant to the terms of the equity access product, the Fund may tender such product for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. They do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

Small and mid cap companies.  Market capitalization is defined as the total market value of a company’s outstanding stock. Small cap companies are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public, and may have less of an investor following and may grow more rapidly than larger companies, they may provide greater opportunities for long-term capital growth. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound. Mid cap companies may offer greater potential for capital appreciation than larger companies, because mid cap companies are often growing more rapidly than larger companies, but tend to be more stable and established than small cap or emerging companies.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger. Although IPO investments have had a positive impact on some funds’ performance in the past, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

To the extent that the Fund may invest in smaller capitalization companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies.

Financial services companies risk.  To the extent that the Fund invests its assets in investments of financial services companies, the Fund’s investments and performance will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial services company can make, and the interest rates and fees it can charge. Such limitations may have a significant impact on the profitability of a financial services company since that profitability is attributable, at least in part, to the company’s ability to make financial commitments such as loans. Profitability of a financial services company is largely dependent upon the availability and cost of the company’s funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial services companies.

In response to the recent economic instability, the United States and other governments have taken actions designed to support the financial markets. The withdrawal of this support could negatively affect the value and liquidity of certain securities. Moreover, the implications of government ownership interests in financial institutions, by virtue of aging distressed assets, is unforeseeable.

In addition, the financial services industry is an evolving and competitive industry that is undergoing significant change, as existing distinctions between financial segments become less clear. Such changes have resulted from various consolidations as well as the continual development of new products, structures and a changing regulatory framework. These changes are likely to have a significant impact on the financial services industry and the Fund.

Insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by events such as man-made and natural disasters (including weather catastrophe and terrorism). Life and health insurer profits may be affected by mortality risks and morbidity rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to collect from the insurance companies which insure insurance companies, so-called reinsurance carriers.

Direct equity investments.  The Fund may invest in direct equity investments that the investment manager expects will become listed or otherwise publicly traded securities. Direct equity investments consist of (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. Direct equity investments are generally considered to be illiquid. To the degree that the Fund invests in direct equity investments that it considers to be illiquid, it will limit such investments so that they, together with the Fund’s other illiquid investments, comply with the Fund’s investment restriction on illiquid securities.

In most cases, the Fund will, at the time of making a direct equity investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The investment manager anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise, and eventually to dispose of the Fund’s investment in the enterprise through, for example, the listing of the securities or the sale of the securities to the issuer or another investor. In cases where the Fund appoints a representative, the representative would be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise. In addition, the Fund intends to make its direct equity investments in such a manner as to avoid subjecting the Fund to unlimited liability with respect to the investments. There can be no assurance that the Fund’s direct equity investments will become listed, or that it will be able to sell any direct equity investment to the issuer or another investor. The extent to which the Fund may make direct equity investments may be limited by considerations relating to its status as a regulated investment company under U.S. tax law.

Direct equity investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of a public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s direct equity investments may include investments in smaller, less-seasoned companies, which may involve greater risks. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

Foreign securities  There are substantial risks associated with investing in the securities of governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. The value of foreign securities (like U.S. securities) is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments, including sanctions imposed by other countries or governmental entities, that could affect investments in securities of issuers in foreign nations. There is no assurance that the investment manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries’ legal institutions, financial markets and services are less developed than those in the U.S. or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value.

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian.

To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

The holding of foreign securities may be limited by the Fund to avoid investment in certain Passive Foreign Investment Companies (PFICs) and the imposition of a PFIC tax on the Fund resulting from such investments.

Developing markets or emerging markets.     Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political or social events in such countries.

Due to political, military or regional conflicts or due to terrorism or war, it is possible that the United States, other nations or other governmental entities (including supranational entities) could impose sanctions on a country that is involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Countermeasures could be taken by the country’s government, which could involve the seizure of the Fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to non-residents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund’s shareholders.

Foreign currency exchange rates.     Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund’s share price, income and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It will be more difficult for the investment manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund’s investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in U.S. dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign securities losses.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the Fund interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund (subject to the Fund’s investment goals and general investment policies as stated in the Fund’s prospectus and SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into foreign currency futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded products or other entities that invest in physical and/or financial commodities, subject to the limits described in the Fund’s prospectus and SAI.

Illiquid securities  Generally, an “illiquid security” is any security that cannot be disposed of in the ordinary course of business within seven days at approximately the amount at which the Fund has valued the instrument. Illiquid securities generally include securities for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act). If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent the investment manager determines there is a liquid institutional or other market for restricted securities, the Fund considers them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

The Fund’s board will review on a periodic basis any determination by the investment manager to treat a restricted security as liquid. In determining whether a restricted security is properly considered a liquid security, the investment manager takes into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid securities is that they may be more difficult to sell if the Fund wants to dispose of the security in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize a security’s fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain security, issuer, or sector due to overall limitations on its ability to invest in illiquid securities and the difficulty in purchasing such securities.

Investment company securities  The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees. The Fund may also invest its cash balances in affiliated money market funds to the extent permitted by its investment policies and rules and exemptions granted under the 1940 Act.

Repurchase agreements  Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank, broker-dealer or other counterparty and then to sell the securities back to such counterparty on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain un-invested. The counterparty must transfer to the Fund’s custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The investment manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities and additional expenses in seeking to enforce the Fund’s rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the investment manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund’s investment restriction on illiquid securities.

Securities lending  To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers (referred to as “borrowers”). In exchange, the Fund receives cash collateral from a borrower at least equal to the value of the security loaned by the Fund. Cash collateral typically consists of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, and irrevocable letters of credit. The Fund may invest this cash collateral while the loan is outstanding and generally retains part or all of the interest earned on the cash collateral. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income.

For each loan, the borrower usually must maintain with the Fund’s custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund’s board (i.e., banks or broker-dealers that the investment manager has determined are not apparently at risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan). In addition, pursuant to the 1940 Act and SEC interpretations thereof, the aggregate market value of securities that may be loaned by the Fund is limited to 33 1/3% of the Fund’s total assets or such lower limit as set by the Fund or its board.

Subscription rights  Foreign corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price below the market price of the shares. The failure to exercise such rights would result in dilution of the Fund’s interest in the issuing company. Nothing herein shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if, as a result, the Fund would no longer be a diversified investment company as defined in the 1940 Act.

Temporary investments  The Fund may invest in short-term instruments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund’s other investment policies and restrictions, the investment manager also may invest the Fund’s assets in shares of one or more money market funds managed by the investment manager or its affiliates. The investment manager may invest in these types of securities or hold cash on an ongoing basis for cash management purposes, to provide liquidity or for other reasons.  Temporary defensive investments can and do experience defaults.  When the Fund’s assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

The following is a description of the general risks associated with the Fund’s investments:

Focus  The greater the Fund’s exposure to (or focus on) any single type of investment – including investment in a given industry, sector, country, region, or type of security – the greater the impact of adverse events or conditions in such industry, sector, country, region or investment will have on the Fund’s performance. To the extent the Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments.

Similar risks associated with focusing on a particular type of investment may result if real properties and collateral securing the Fund’s investments are located in the same geographical region or subject to the same risks or concerns.

Inside information  The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager’s ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund’s flexibility with respect to buying or selling securities.

Liquidity  Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. To the extent that the Fund and its affiliates hold a significant portion of an issuer’s outstanding securities, the Fund may also be subject to greater liquidity risk than if the issuer’s securities were more widely held. The Fund may also need to sell some of the Fund’s more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security’s market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices.

The market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An increase in interest rates due to the tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds and ETFs.

Market  The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single corporate borrower or security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in the general outlook for corporate earnings, changes in interest or currency exchange rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, such as labor shortages or increased production costs and competitive conditions within an industry, or a particular segment, such as mortgage or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund’s securities will participate in or otherwise benefit from the advance.

Secondary listings risk  The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Tracking and Correlation  The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Underlying Index, although several factors may affect its ability to achieve this correlation, including, but not limited to: (1) the Fund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the Fund; (2) the Fund’s holding of less than all of the securities in the Underlying Index, including as part of a “representative sampling” strategy, and holding securities not included in the Underlying Index; (3) an imperfect correlation between the performance of a Fund’s investments and those of its Underlying Index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) the Fund’s share prices being rounded to the nearest cent; (7) changes to the Underlying Index that are not disseminated in advance; (8) the need to conform the Fund’s portfolio holdings to comply with investment restrictions or policies, or regulatory or tax law requirements; (9) early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions; and (10) the Fund’s holdings of cash or cash equivalents, or otherwise not being fully invested in securities of its Underlying Index. While close tracking of the Fund to its Underlying Index may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of the Fund may diverge significantly from the cumulative percentage decrease or increase in the Underlying Index due to a compounding effect.

Portfolio turnover  Portfolio turnover is a measure of how frequently the Fund’s portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund’s returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of the Fund’s purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund’s portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled “Portfolio Turnover” and “Financial Highlights” of the Fund’s prospectus.

Policies and Procedures Regarding the Release of Portfolio Holdings

On each business day of the Fund, before commencement of trading in shares on a national securities exchange, the Fund will disclose on its website the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of that business day. Consistent with current law, the Fund also releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

Each business day, the Fund’s portfolio holdings information will be provided to Franklin Templeton Distributors, Inc. (Distributors) or other agents for dissemination through the facilities of the National Securities Clearing Corporation (NSCC) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including large institutional investors (known as “Authorized Participants”) that have been authorized by Distributors to purchase and redeem large blocks of shares pursuant to legal requirements, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund in the ordinary course of business, no earlier than one business day following the date of the information. The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers and service providers to the Fund, including Authorized Participants and pricing services.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with Distributors, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Officers and Trustees

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund’s investment activities. The board, in turn, appoints the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years, number of portfolios overseen in the Franklin Templeton fund complex and other directorships held during at least the past five years are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member1	Other Directorships Held During at Least the Past 5 Years
[NAME] (DOB) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since [__]	[__]	[__]
Principal Occupation During at Least the Past 5 Years: [__]

[NAME] (DOB) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since [__]	[__]	[__]
Principal Occupation During at Least the Past 5 Years: [__]

[NAME] (DOB) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since [__]	[__]	[__]
Principal Occupation During at Least the Past 5 Years: [__]

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member1	Other Directorships Held During at Least the Past 5 Years
[NAME][2] (DATE) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since [__]	[__]	None
Principal Occupation During at Least the Past 5 Years: [__]

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Navid Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2015	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Note 1: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.
1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. [___________]

The Trust’s independent board members constitute the sole independent board members of [__] investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $[____] annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust’s lead independent trustee is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. [______], who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $50,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($)1	Total Fees Received from Franklin Templeton Investments ($)2	Number of Boards in Franklin Templeton Investments on which Each Serves3
[______]	0	$[________]	[___]
[______]	0	$[________]	[___]
[______]	0	$[________]	[___]

1. For the fiscal year ended [______]

2. [For the calendar year ended December 31, 2015.]

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and such expenses are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member’s fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2015.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
[___________]	None	[______________]
[___________]	None	[______________]
[___________]	None	[______________]

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
[___________]	None	[______________]

Board committees  The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund’s independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Fund: [____________]. The Nominating Committee is comprised of the following independent trustees of the Fund: [__________].

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust’s offices at One Franklin Parkway, San Mateo, CA 94403-1906 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

Board role in risk oversight  The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues, either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio manager of the Fund meets regularly with the board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the investment manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure  Seventy-five percent or more of board members consist of independent board members who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the board is also served by a lead independent board member. The lead independent board member, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent board members. The lead independent board member also presides at separate meetings of independent board members held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications

Information on the Fund’s officers and board members appears above including information on the business activities of board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the Fund’s board. As indicated, [______________].

Fair Valuation and Liquidity

The Fund’s board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The Fund’s administrator has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings.

The Fund’s policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The investment manager’s compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan Jones Proxy Services (Egan Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund’s board or a committee of the board with the investment manager’s recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund’s board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company’s management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles     The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.  The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.  The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.  The investment manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues.  The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters.  The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager’s proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at libertyshares.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at libertyshares.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Management and Other Services

Investment manager and services provided  The Fund’s investment manager is Franklin Advisers, Inc. The investment manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The investment manager is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund. The investment manager also selects the brokers who execute the Fund’s portfolio transactions. The investment manager provides periodic reports to the board, which reviews and supervises the investment manager’s investment activities. To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance.

The investment manager and its affiliates manage numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its investment manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees  The Fund pays the investment manager a fee for managing the Fund’s assets. The fee is equal to the following annual rate of the average daily net assets of the Fund.

Franklin LibertyQ International Equity Hedged ETF                                                [___]%

Franklin LibertyQ Emerging Markets ETF                                                                  [___]%

Franklin LibertyQ Global Dividend ETF                                                                      [___]%

Franklin LibertyQ Global Equity ETF                                                                           [___]%

The fee is calculated daily and paid monthly according to the terms of the management agreement.

Portfolio managers  This section reflects information about the portfolio manager as of [______].

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed1	Assets of Other Registered Investment Companies Managed (x$1 million)1	Number of Other Pooled Investment Vehicles Managed2	Assets of Other Pooled Investment Vehicles Managed (x$1 million)2	Number of Other Accounts Managed2	Assets of Other Accounts Managed (x$1 million)2
Dina Ting	[__]	[__]	[__]	[__]	[__]	[__]

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•
Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•
Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Dina Ting	None

Administrator and services provided  Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund’s investment manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees  Advisers pays FT Services a monthly fee equal to an annual rate of [___]%.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Transfer agent  [______, _______, ______, _______], acts as the Fund’s transfer agent and dividend-paying agent.

Sub-administrator  [______, _______, ______, _______], has an agreement with FT Services to provide certain sub-administrative services and facilities for the Fund. The administrative services [_______] provides include, but are not limited to, certain fund accounting, financial reporting, tax, corporate governance and compliance and legal administration services.

Custodian  [______, _______, ______, _______], acts as custodian of the Fund’s securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Independent Registered Public Accounting Firm  [______, _______, ______, _______], is the Fund’s independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in the Fund’s Annual Report to shareholders.

Portfolio Transactions

The investment manager selects brokers and dealers to execute the Fund’s portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the investment manager seeks to obtain “best execution” -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. Orders for fixed-income securities are ordinarily placed with market makers on a net basis, without any brokerage commissions. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The investment manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the investment manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the investment manager’s overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as “soft dollars.” Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the investment manager may use soft dollars to acquire both proprietary and third-party research.

The research services that brokers may provide to the investment manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the investment manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the investment manager in carrying out its overall responsibilities to its clients.

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the investment manager’s research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the Financial Industry Regulatory Authority (FINRA), it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the investment manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

Distributions and Taxes

The discussion below pertains to all Funds, unless otherwise noted.

The following discussion is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s prospectus. No attempt is made to present a complete detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning.

The following discussion is based on the Internal Revenue Code of 1986, as amended (Code), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Where indicated below, IRS refers to the United States Internal Revenue Service.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Distributions  Each Fund (except Franklin LibertyQ Global Dividend ETF) intends to declare and pay income dividends at least semi-annually from its net investment income. Franklin LibertyQ Global Dividend ETF intends to declare and pay income dividends at least quarterly from its net investment income. Capital gains, if any, may be paid by each Fund at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Distributions in cash may be reinvested automatically in additional whole Fund shares only if the broker through whom you purchased the shares makes such option available. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Distributions of net investment income.  The Fund receives income generally in the form of dividends and interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of capital gains.  The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are taxable at the reduced long-term capital gains rates. For individuals in the 10% and 15% federal income tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). An additional 3.8% Medicare tax may also be imposed as discussed below.

Returns of capital.  If the Fund’s distributions exceed its earnings and profits (i.e., generally, its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter. The effect of this provision is to “push” returns of capital into the next calendar year.

Undistributed capital gains.  The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividend reinvestment.  Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Fund shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer. Dividends which are reinvested will nevertheless be taxable to the same extent as if such dividends had not been reinvested.

Investments in foreign securities  The following paragraphs describe tax considerations that are applicable to the Fund’s investments in foreign securities.

Foreign income tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries, which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Pass-through of foreign taxes.  The Fund may be subject to foreign withholding taxes on income or gains from its investments in certain foreign securities. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of the foreign taxes paid by the Fund. Both the Fund and you must meet certain holding period requirements in order for you to claim a credit for foreign taxes on foreign source dividends. The taxes will not be creditable unless the stock was held by the Fund for at least 16 days during the 31-day period beginning 15 days before the stock becomes ex-dividend (46-day holding period in respect of dividends on preferred stocks attributable to a period exceeding 366 days). Similarly, you must hold your Fund shares for at least 16 days during the 31-day period beginning 15 days before the Fund distribution goes ex-dividend. If the Fund elects to pass through foreign taxes, the Fund may report more taxable income  than it actually distributes because the Fund is required to include the foreign taxes passed through to you as additional dividend income. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The use of qualified dividends may reduce the otherwise available foreign tax credits on your federal income tax return.

The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

The Fund’s designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

Information on the amount and tax character of distributions  The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends reported by the Fund to shareholders, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. Such characterization will not result in more income being reported by the Fund, but rather will allow the Fund to report dividends in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may report and distribute:

•	as an ordinary income, qualified dividend, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or

•	as an interest-related, short-term capital gain, or capital gain dividend if you are a non-U.S. investor a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

The Fund may at times find it necessary to reclassify income after you receive your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Franklin Templeton Investments makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, when necessary, your broker will send you a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid “buying a dividend”  At the time you purchase your Fund shares, the price of shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gain distribution is sometimes known as “buying a dividend.”

Election to be taxed as a regulated investment company  The Fund intends to elect and continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement.  The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement.  The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

Asset diversification test.  The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the income requirement or the identification of the issuer for purposes of the asset diversification test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the income requirement, distribution requirement, or asset diversification test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers  The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely, subject to certain limitations, to reduce any future capital gains realized by the Fund in succeeding taxable years.

Excise tax distribution requirements

Required distributions.  To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

•	98% of its taxable ordinary income earned during the calendar year;

•	98.2% of its capital gain net income earned during the 12-month period ending October 31; and

•	100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years.  Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, the Fund may calculate its earnings and profits without regard to such net capital loss in order to make its required distribution of capital gain net income for excise tax purposes. The Fund also may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A “qualified late year loss” includes (i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and (ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (PFIC) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. The Fund may only elect to treat any post-October capital loss, specified gains and specified losses incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the “qualified late-year loss” and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the IRS, possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or on your year-end tax statements.

Medicare tax  The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Any liability for this additional Medicare tax will be reported on, and paid with, your federal income tax return.

Sales of exchange-listed Fund shares  Sales of Fund shares are generally taxable transactions for federal and state income tax purposes. If you sell your Fund shares, you are required to report any gain or loss on your sale. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares. Under current law, shares held one year or less are short-term and shares held more than one year are long-term. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Sales at a loss within six months of purchase.  Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales.     All or a portion of any loss that you realize on the sale or exchange of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale or exchange. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Reportable transactions.     Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Cost basis reporting  The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund sales generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares. Contact the broker through whom you purchased your Fund shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Creations and redemptions of creation units.  An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gain or loss. Any loss upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

A Fund has the right to reject an order for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to sections 351 and 362 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

Tax certification and backup withholding  Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, you may be subject to federal backup withholding at a rate of 28%, and possibly state backup withholding, on a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct Social Security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

Withholding is also imposed if the IRS requires it. When federal backup withholding is required, the amount will be 28% of any taxable distributions. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

U.S. government securities  The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to investment company dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified dividends and the corporate dividends-received deduction  For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at long-term capital gain tax rates. For individuals in the 10% and 15% federal income tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers).

“Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Each year the Fund will report  the portion of the income dividends paid by the Fund that are eligible for treatment as qualified dividend income, if any, and for the corporate dividends-received deduction, if any. The amounts reported by the Fund may vary significantly each year depending on the particular mix of the Fund’s investments. If the percentage of qualified dividend income or dividend income eligible for the corporate dividends-received deduction is quite small, the Fund reserves the right to not report the small percentage of qualified dividend income for individuals or income eligible for the corporate dividends-received deduction for corporations.

Investment in complex securities  The Fund’s investment in certain complex securities could subject it to one or more special tax rules (including, but not limited to, the wash sale rules), which may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments to the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or tax character of the Fund’s distributions to shareholders. Moreover, because the tax rules applicable to complex securities, including derivative financial instruments, are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

In general.  Gain or loss recognized by the Fund on the sale or other disposition of its portfolio investments will generally be capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Derivatives.  The Fund may invest in certain derivative contracts, including some or all of the following types of investments: options on securities and securities indices; financial and futures contracts; options on financial or futures contracts and stock index futures; foreign currency contracts, and forward and futures contracts on foreign currencies. The tax treatment of certain futures contracts entered into by the Fund, as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities), may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable, even though the Fund continues to hold the contracts. The Fund may be required to distribute this income and gains annually in order to avoid income or excise taxes on the Fund. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

Constructive sales.  The Fund’s entry into certain derivative instruments, including options, forward contracts, and futures could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.

Securities lending transactions.  The Fund may obtain additional income by lending its securities, typically to brokers. All amounts that are paid to the Fund in a securities lending transaction, including substitute dividend or interest payments, are treated as a “fee” for the temporary use of property. As a result, any substitute dividend payments received by the Fund are neither qualified dividend income eligible for taxation at reduced long-term capital gain rates in the case of individual shareholders nor eligible for the corporate dividends received deduction in the case of corporate shareholders. Similarly, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Tax straddles.  If the Fund invests in certain derivative instruments, if it actively trades stock or otherwise acquires a position with respect to substantially similar or related property in connection with certain hedging transactions, or if it engages in spread, straddle or collar transactions, it could be deemed to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Structured investments.  The Fund may invest in instruments that are designed to restructure the investment characteristics of a security or securities, such as certain structured notes, swap contracts, or swaptions. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount, including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore an investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default.  The Fund may also hold obligations that are at risk of or in default. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Investment in taxable mortgage pools (excess inclusion income).  Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is not anticipated that these rules will apply to a fund that does not invest in any U.S. REITs.

State income taxes  Some state tax codes adopt the Code through a certain date. As a result, such conforming states may not have adopted the version of the Code that contains either the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the Code.

The information furnished by the Fund annually with respect to the amount and character of dividends paid will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. Under the current California Revenue and Taxation Code, certain funds are required to report federal tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to his or her investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes. Franklin Templeton Investments provides tax information on franklintempleton.com (under the Tax Center) regarding tax-exempt income by jurisdiction and U.S. government interest to assist shareholders with the preparation of their state income tax returns. Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors  Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general.  The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources, and short-term capital gain dividends, unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. “Qualified interest income” includes, in general, the sum of the Fund’s U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company.

However, notwithstanding such exemptions from U.S. withholding tax at source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

It may not be practical in every case for the Fund to report, and the Fund reserves the right in these cases to not report, interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Effectively connected income.  Taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax.  An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.

Tax certification and backup withholding as applied to non-U.S. investors.  Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding at a rate of 28% and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN generally remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. In certain instances, Form W-8BEN may remain valid indefinitely unless the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification. Non-U.S. investors must advise of any change of circumstances that would render the information given on the form incorrect and must then provide a new W-8BEN to avoid the prospective application of backup withholding.

Investment in U.S. real property.  The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (USRPI) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a regulated investment company is classified as a qualified investment entity. A regulated investment company will be classified as a qualified investment entity if, in general, 50% or more of the regulated investment company’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations. If a regulated investment company is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or a lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

Foreign Account Tax Compliance Act  Under the Foreign Account Tax Compliance Act (FATCA), foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a 30% withholding tax on: (a) income dividends paid by the Fund, and (b) after December 31, 2018, certain capital gain distributions, return-of-capital distributions and the gross proceeds from the redemption or exchange of Fund shares paid by the Fund. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them to the withholding agent, which will, in turn, report that information to the IRS. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report information either (i) to the applicable withholding agent, which will, in turn, report information to the IRS, or (ii) directly to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.

Organization, Voting Rights, Principal Holders and Additional Information Concerning the Trust

The Fund is a diversified series of the Trust, an open-end management investment company. The Trust was organized as a Delaware statutory trust on October 9, 2015 and is registered with the SEC.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

From time to time, the number of Fund shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Following the creation of the initial Creation Unit(s) of shares of the Fund and immediately prior to the commencement of trading in the Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

DTC as securities depository for shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC was created in 1973 to enable electronic movement of securities between its participants (DTC Participants), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within the Depository Trust & Clearing Corporation (DTCC) and became wholly owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but the New York Stock Exchange and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC Board of Directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General.  The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through Distributors or its agent, without a sales load, at a price based on the Fund’s NAV next determined after receipt, on any Business Day (as defined below), of an order received by Distributors or its agent in proper form.  On days when the Listing Exchange closes earlier than normal, the Fund may require orders to be placed earlier in the day.  The following table sets forth the number of shares of the Fund that constitute a Creation Unit for the Fund and the value of such Creation Unit as of [______, 2016]:

Fund	Shares Per Creation Unit	Value Per Creation Unit (U.S. $)
Franklin LibertyQ International Equity Hedged ETF	200,000	[_________]
Franklin LibertyQ Emerging Markets ETF	200,000	[_________]
Franklin LibertyQ Global Dividend ETF	200,000	[_________]
Franklin LibertyQ Global Equity ETF	200,000	[_________]

In its discretion, the investment manager reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit.  The board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the board.

A “Business Day” with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive securities that are restricted securities eligible for resale under Rule 144A.

Fund deposit.  The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (the “Deposit Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which, when combined with the Fund’s portfolio securities, is designed to generate performance that has a collective investment profile similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

The Franklin LibertyQ Emerging Markets ETF (the “Partial Cash Fund”) generally offers Creation Units partially for cash. Please see the Cash purchase method section below and the following discussion summarizing the Deposit Security method for further information on purchasing Creation Units of the Fund.

Advisers makes available through the NSCC on each Business Day prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day for the Fund). Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of the Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of shares of the Deposit Securities and the amount of the Cash Component changes pursuant to changes in the composition of the Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by Advisers with a view to the investment goal of the Fund. The composition of the Deposit Securities and the amount of the Cash Component may also change in response to adjustments to the weighting or composition of the component securities constituting the Underlying Index.

The Fund reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through DTC or the clearing process (as discussed below) or that the Authorized Participant is not able to trade due to a trading restriction. The Fund also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities or other local laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities or other local laws, or in certain other situations.

Cash purchase method.  Although the Trust does not ordinarily permit partial or full cash purchases of Creation Units of the Fund, when partial or full cash purchases of Creation Units are available or specified for the Fund (Creation Units of the Partial Cash Fund are generally offered partially for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Procedures for creation of Creation Units.  To be eligible to place orders with Distributors and to create a Creation Unit of the Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with Distributors, with respect to creations and redemptions of Creation Units (Authorized Participant Agreement) (discussed below). A Participating Party or DTC Participant who has executed an Authorized Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the authorized participant.  Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with Distributors. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from Distributors.

Placement of creation orders.  Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the Fund’s custodian or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Fund generally before 3:00 p.m., Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the custodian or sub-custodian for such Central Depository Account generally before 2:00 p.m., Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the third business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Fund’s custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Fund’s custodian generally before 3:00 p.m., Eastern time on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., Eastern time on the Settlement Date, the creation order may be canceled. Upon written notice to Distributors, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by Distributors, provided that the relevant Fund Deposit has been received by the Fund prior to such time.

Purchase orders.  Unless otherwise described below, to initiate an order for a Creation Unit, an Authorized Participant must submit to Distributors or its agent an irrevocable order to purchase shares of the Fund, in proper form, generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV.  Distributors or its agent will notify Advisers and the custodian of such order. The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. Distributors or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to Distributors or its agent by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds estimated by the Fund to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Fund. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

The Authorized Participant is responsible for any and all expenses and costs incurred by the Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of submission of purchase orders.  An Authorized Participant must submit an irrevocable order to purchase shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. Creation Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to Distributors or its agent pursuant to procedures set forth in the Authorized Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach Distributors or its agent or an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. The Fund’s deadline specified above for the submission of purchase orders is referred to as the Fund’s “Cutoff Time.” Distributors or its agent, in their discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of Distributors’ or its agent’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Trust, will be processed based on the NAV next determined after such acceptance in accordance with the Fund’s Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of orders for creation units.  Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to the Fund’s right (and the right of Distributors and Advisers) to reject any order until acceptance, as set forth below.

Once the Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. Distributors or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Fund reserves the absolute right to reject or revoke a creation order transmitted to it by Distributors or its agent if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or Advisers, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, Distributors or its agent and Advisers make it impracticable to process purchase orders. Distributors or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Fund, the Fund’s custodian, the sub-custodian and Distributors or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a creation unit.  Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, Distributors or its agent and Advisers shall be notified of such delivery and the Fund will issue and cause the delivery of the Creation Unit.  Typically, Creation Units are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, as discussed in the Regular Holidays section of this SAI, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 if necessary or appropriate under the circumstances.

To the extent contemplated by an Authorized Participant’s agreement with Distributors, the Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage Advisers may change at any time, in its sole discretion, of the value of the missing Deposit Securities in accordance with the Fund’s then-effective procedures. The Trust may use such cash deposit at any time to buy Deposit Securities for the Fund. The only collateral that is acceptable to the Fund is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from Distributors or its agent. The Authorized Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral including, without limitation, liability for related brokerage, borrowings and other charges.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

Costs associated with creation transactions.  A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Fund. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard creation transaction fees and maximum additional charge (as described above):

Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations1
Franklin LibertyQ International Equity Hedged ETF	$[_____]	[_]%
Franklin LibertyQ Emerging Markets ETF	$[_____]	[_]%
Franklin LibertyQ Global Dividend ETF	$[_____]	[_]%
Franklin LibertyQ Global Equity ETF	$[_____]	[_]%
1. As a percentage of the net asset value per Creation Unit.

Redemption of creation units.  Shares of the Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by Distributors or its agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market. The Fund generally redeems Creation Units for Fund Securities (as defined below).  The Partial Cash Fund generally redeems Creation Units partially for cash.  Please see the Cash redemption method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Fund.

Advisers makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (Fund Securities), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of the Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The Trust also reserves the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which: (i) the delivery of a Fund Security to the Authorized Participant would be restricted under applicable securities or other local laws; or (ii) the delivery of a Fund Security to the Authorized Participant would result in the disposition of the Fund Security by the Authorized Participant due to restrictions under applicable securities or other local laws, or in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. The Fund generally redeems Creation Units for Fund Securities, but the Fund reserves the right to utilize a cash option for redemption of Creation Units.  The Partial Cash Fund generally redeems Creation Units partially for cash.

Cash redemption method.  Although the Trust does not ordinarily permit partial or full cash redemptions of Creation Units of the Fund, when partial or full cash redemptions of Creation Units are available or specified (Creation Units of the Partial Cash Fund are generally redeemed partially for cash) for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

Costs associated with redemption transactions.  A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Fund Securities from the Fund to their account on their order. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.

The following table sets forth the Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions1
Franklin LibertyQ International Equity Hedged ETF	$[____]	[_]%
Franklin LibertyQ Emerging Markets ETF	$[____]	[_]%
Franklin LibertyQ Global Dividend ETF	$[____]	[_]%
Franklin LibertyQ Global Equity ETF	$[____]	[_]%
1. As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.

Placement of redemption orders.  Redemption requests for Creation Units of the Fund must be submitted to Distributors or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of the Fund generally before 4:00 p.m., Eastern time on any Business Day, in order to receive that day’s NAV.  On days when the Listing Exchange closes earlier than normal, the Fund may require orders to redeem Creation Units to be placed earlier that day.  Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. Distributors or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Fund to Distributors or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Fund’s transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Fund’s transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day; (ii) a request in form satisfactory to the Fund is received by Distributors or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the transfer agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, Distributors or its agent shall notify the Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

The Fund reserves the right to settle redemption transactions later than T+3 but by T+7 if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+3 because of the occurrence of a holiday in a non-U.S. market or in the U.S. bond market that is not a holiday observed in the U.S. equity market.  The Regular Holidays section hereto identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Trust will make delivery of redemption proceeds within the number of days stated in the Regular Holidays section to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

Although the Trust does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the Partial Cash Fund generally will be redeemed partially for cash), in the event that cash redemptions are permitted or required by the

Trust, proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in the Regular Holidays section in which more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with Distributors or its agent, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, Distributors or its agent will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage Advisers may change at any time, in its sole discretion, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by the Fund’s custodian and marked-to-market daily. The fees of the Fund’s custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Fund to acquire shares of the Fund at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Fund of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral together with liability for related brokerage and other charges.

Because the portfolio securities of the Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase or sell shares of the Fund on the Listing Exchange on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Regular Holidays.  For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies and delivery cycles for transferring securities to redeeming investors may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2016 and 2017, the dates of regular holidays affecting the relevant securities markets in which the Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

[To be updated in a subsequent filing]

2016

Australia
January 1	April 12	August 1	December 26
January 26	April 25	August 17	December 27
March 7	May 2	September 26	December 28

March 8	May 16	October 3	December 30
March 14	June 6	November 1
March 25	June 13	November 2
March 28	June 14	December 23

Austria
January 1	May 5	October 26	December 30
January 6	May 16	November 1
March 25	May 26	December 8
March 28	August 15	December 26

Belgium
January 1	May 5	July 21	November 11
March 25	May 6	August 15	December 26
March 28	May 16	November 1

Brazil
January 1	February 9	September 7	December 30
January 20	March 25	October 12
January 25	April 21	November 2
February 8	May 26	November 15

Canada
January 1	May 23	September 5	December 27
January 4	June 24	October 10
February 15	July 1	November 11
March 25	August 1	December 26

Chile
January 1	June 27	September 19	December 8
March 24	August 15	October 10	December 23
March 25	September 16	October 31	December 30

May 23	September 18	November 1

China
January 1	February 16	June 9	October 7
January 18	April 4	July 4	October 10
February 8	May 2	September 5	November 11
February 9	May 3	September 15	November 24
February 10	May 4	October 3	December 26
February 11	May 5	October 4
February 12	May 6	October 5
February 15	May 30	October 6

Colombia
January 1	March 25	July 4	November 7
January 11	May 9	July 20	November 14
March 21	May 30	August 15	December 8
March 24	June 6	October 17	December 30

The Czech Republic
January 1	July 6	November 17
March 28	September 28	December 26
July 5	October 28	December 30

Denmark
January 1	March 28	May 6
March 24	April 22	May 16
March 25	May 5	December 26

Egypt
January 7	May 2	September 12	December 11

January 25	July 6	September 13	December 12
April 25	July 7	October 2
May 1	September 11	October 6
The Egyptian market is closed every Friday.

Finland
January 1	March 25	May 5	December 6
January 6	March 28	June 24	December 26

France
January 1	May 16	July 15	November 11
March 25	May 20	August 15	December 26
March 28	May 31	October 31
May 5	July 14	November 1

Germany
January 1	March 28	August 15	December 30
January 6	May 5	October 3
February 8	May 16	November 1
March 25	May 26	December 26

Greece
January 1	March 25	May 16	December 26
January 6	March 28	June 20
February 8	April 29	August 15
March 14	May 2	October 28

Hong Kong
January 1	March 25	June 9	December 26
February 8	March 28	July 1	December 27
February 9	April 4	September 16
February 10	May 2	October 10

Hungary
January 1	March 25	October 31	December 30
March 14	March 28	November 1
March 15	May 16	November 26

India
January 1	April 15	August 17	October 12
January 26	April 19	August 19	October 31
March 7	May 21	August 22	November 1
March 23	June 30	September 5	November 14
March 25	July 1	September 12	December 12
April 1	July 6	September 13	December 13
April 8	July 7	September 30
April 14	August 15	October 11

Indonesia
January 1	May 5	July 7	October 3
February 8	May 6	July 8	December 12
March 9	July 4	August 17	December 26
March 25	July 5	September 12	December 30
April 8	July 6	September 13

Ireland
January 1	May 2	December 23	December 30
March 17	June 6	December 26
March 25	August 1	December 27
March 28	October 31	December 28

Israel
March 24	May 11	October 4	October 20
April 24	May 12	October 11	October 23
April 25	May 13	October 12	October 24
April 26	June 12	October 16	December 25
April 27	August 14	October 17
April 28	October 2	October 18

April 29	October 3	October 19
The Israeli market is closed every Friday.

Italy
January 1	March 28	June 9	December 8
January 6	April 25	August 15	December 26
March 25	June 2	November 1

Japan
January 1	April 29	July 18	October 10
January 11	May 3	August 11	November 3
February 11	May 4	September 19	November 23
March 21	May 5	September 22	December 23

Malaysia
January 1	May 23	July 7	October 3
February 1	May 30	July 8	October 31
February 8	May 31	August 31	December 12
February 9	June 4	September 12	December 26
May 2	July 6	September 16

Mexico
January 1	March 21	September 16	December 12
February 1	March 24	November 2
February 5	March 25	November 21

The Netherlands
January 1	March 28	May 5	May 16
March 25	April 27	May 12	December 26

New Zealand
January 1	March 24	June 6	December 27
January 4	March 25	October 24	December 30

January 25	March 28	December 23
February 1	April 25	December 26

Norway
January 1	March 25	May 16
March 23	March 28	May 17
March 24	May 5	December 26

Peru
January 1	June 29	August 30
March 24	July 28	November 1
March 25	July 29	December 8

The Philippines
January 1	March 25	August 26	November 2
February 8	May 9	August 29	November 30
February 25	July 6	September 12	December 30
March 24	July 7	November 1

Poland
January 1	March 28	August 15	December 26
January 6	May 3	November 1
March 25	May 26	November 11

Portugal
January 1	April 25	August 15	December 8
February 9	May 26	October 5	December 26
March 25	June 10	November 1
March 28	June 13	December 1

Qatar

March 6	September 11	September 14
July 6	September 12	September 15
July 7	September 13	December 18
The Qatari market is closed every Friday.

Russia
January 1	January 7	March 7	May 10
January 4	January 8	March 8	June 13
January 5	February 22	May 2	November 4
January 6	February 23	May 9

Singapore
January 1	May 2	July 7	October 29
February 8	May 21	August 9	October 31
February 9	May 23	September 12	December 26
March 25	July 6	September 13

South Africa
January 1	April 27	December 16	December 30
March 21	May 2	December 23
March 25	June 16	December 26
March 28	August 9	December 27

South Korea
January 1	March 1	June 6	October 3
January 4	April 5	August 15	November 10
February 8	April 13	September 14	December 30
February 9	April 14	September 15
February 10	May 5	September 16

Spain
January 1	April 8	July 25	November 1
January 6	April 12	August 15	November 9
March 24	May 2	August 16	December 6

March 25	May 3	September 9	December 8
March 28	May 26	October 12	December 26

Sweden
January 1	March 24	May 4	June 24
January 5	March 25	May 5	November 4
January 6	March 28	June 6	December 26

Switzerland
January 1	May 5	August 1	December 8
January 6	May 16	August 15	December 26
March 25	May 26	September 8
March 28	June 29	November 1

Taiwan
January 1	February 10	May 2	October 5
February 4	February 11	June 9	October 10
February 5	February 12	September 15
February 8	April 4	October 3
February 9	April 5	October 4

Thailand
January 1	April 14	May 23	August 12
February 22	April 15	July 1	October 24
April 6	May 2	July 18	December 5
April 13	May 5	July 19	December 12

Turkey
January 1	July 5	August 30	September 15
April 23	July 6	September 12	September 16
May 1	July 7	September 13	October 28
May 19	July 8	September 14	October 29

The United Arab Emirates
January 2	July 7	September 13	December 11
May 4	August 6	September 14	December 12
May 5	September 10	October 2
July 5	September 11	December 3
July 6	September 12	December 4
The United Arab Emirates market is closed every Friday.

The United Kingdom
January 1	May 2	December 23	December 30
March 25	May 30	December 26
March 28	August 29	December 27

The United States Bond Market
January 1	March 25	September 5	November 25*
January 18	May 29*	October 10	December 24*
February 15	May 30	November 11	December 25
March 24*	July 4	November 24	December 31*
______________________________
*	The U.S. bond market has recommended early close.

Redemptions.  The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries and regions whose securities comprise the Fund. In the calendar years 2016 and 2017, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles1 for the Fund as follows:

[To be updated in a subsequent filing]

2016
Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	12/23/15	01/04/16	12
	12/20/16	12/29/16	9
	12/21/16	01/02/17	12
	12/22/16	01/03/17	12

China	02/03/16	02/17/16	14
	02/04/16	02/18/16	14
	02/05/16	02/19/16	14
	04/27/16	05/09/16	12

2016
Country	Trade Date	Settlement Date	Number of Days to Settle
	04/28/16	05/10/16	12
	04/29/16	05/11/16	12
	09/28/16	10/11/16	13
	09/29/16	10/12/16	13
	09/30/16	10/13/16	13

Colombia	03/18/16	03/28/16	10

Indonesia	06/29/16	07/11/16	12
	06/30/16	07/12/16	12
	07/01/16	07/13/16	12

Ireland	12/21/16	12/29/16	8
	12/22/16	01/02/17	11

Israel	04/20/16	05/01/16	11
	04/21/16	05/02/16	11
	10/10/16	10/25/16	15
	10/13/16	10/26/16	13

Japan	04/27/16	05/06/16	9
	04/28/16	05/09/16	11
	05/02/16	05/10/16	8

Malaysia	07/01/16	07/11/16	10
	07/04/16	07/12/16	8
	07/05/16	07/13/16	8

Mexico	03/18/16	03/28/16	10

South Africa	12/24/15	01/04/16	11
	12/28/15	01/05/16	8
	12/29/15	01/06/16	8
	12/30/15	01/07/16	8
	12/31/15	01/08/16	8
	03/14/16	03/22/16	8
	03/15/16	03/23/16	8
	03/16/16	03/24/16	8
	03/17/16	03/29/16	12
	03/18/16	03/30/16	12
	03/22/16	03/31/16	9
	03/23/16	04/01/16	9
	03/24/16	04/04/16	11

2016
Country	Trade Date	Settlement Date	Number of Days to Settle
	04/20/16	04/28/16	8
	04/21/16	04/29/16	8
	04/22/16	05/03/16	11
	04/25/16	05/04/16	9
	04/26/16	05/05/16	9
	04/28/16	05/06/16	8
	04/29/16	05/09/16	10
	06/09/16	06/17/16	8
	06/10/16	06/20/16	10
	06/13/16	06/21/16	8
	06/14/16	06/22/16	8
	06/15/16	06/23/16	8
	08/02/16	08/10/16	8
	08/03/16	08/11/16	8
	08/04/16	08/12/16	8
	08/05/16	08/15/16	10
	08/08/16	08/16/16	8
	12/09/16	12/19/16	10
	12/12/16	12/20/16	8
	12/13/16	12/21/16	8
	12/14/16	12/22/16	8
	12/15/16	12/28/16	13
	12/16/16	12/28/16	12
	12/19/16	12/29/16	10
	12/20/16	01/02/17	13
	12/21/16	01/03/17	13
	12/22/16	01/04/17	13
	12/28/16	01/05/17	8
	12/29/16	01/06/17	8

Sweden	12/30/15	01/07/16	8

Taiwan	02/02/16	02/15/16	13
	02/03/16	02/16/16	13

Thailand	04/08/16	04/18/16	10
	04/11/16	04/19/16	8
	04/12/16	04/20/16	8
Turkey	07/01/16	07/11/16	10
	07/04/16	07/12/16	8
	09/08/16	09/19/16	11
	09/09/16	09/20/16	11

United Arab Emirates	09/07/16	09/15/16	8
	09/08/16	09/18/16	10

2016
Country	Trade Date	Settlement Date	Number of Days to Settle

1. These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund’s shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Shares are continuously offered for sale by the Fund through Distributors or its agent only in Creation Units, as described in the prospectus and above in the “Creation and Redemption of Creation Units” section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by Distributors or its agent. Distributors or its agent will arrange for the delivery of the prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents.

Distributors may enter into agreements with securities dealers (Soliciting Dealers) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants, DTC participants and/or investor services organizations.

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plan, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees  The board has adopted a plan pursuant to Rule 12b-1 for the Fund. However, no Rule 12b-1 plan fee is currently charged to the Fund, and there are no plans in place to impose a Rule 12b-1 plan fee. The plan is designed to benefit the Fund and its shareholders. The plan is expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the investment manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under the plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are “eligible expenses.” The 12b-1 fees charged to the Fund are based only on the fees attributable to that particular Fund and are calculated, as a percentage of such Fund’s net assets, over the 12-month period of February 1 through January 31. Because this 12-month period may not match the Fund’s fiscal year, the amount, as a percentage of a Fund’s net assets, for the Fund’s fiscal year may vary from the amount stated under the applicable plan, but will never exceed that amount during the 12-month period of February 1 through January 31.

In addition to the payments that Distributors or others are entitled to under the plan, the plan also provides that to the extent the Fund, the investment manager or Distributors or other parties on behalf of the Fund, the investment manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plan because of applicable federal law prohibiting certain banks from engaging in the distribution of fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plan should be continued.

The plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of the plan also are consistent with Rule 12b-1.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child’s college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest fund organizations and now services more than 2 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has, as of March 31, 2016, over $742 billion in assets under management for more than 3 million U.S. based fund shareholder and other accounts. Franklin Templeton Investments offers [133] U.S. based open-end investment companies to the public. The Fund may identify itself by its NYSE Arca ticker symbol or CUSIP number.

Description of Ratings

Corporate Obligation Ratings

Moody’s

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody’s

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P’s ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Financial Statements

[Seed audit financial statements to be inserted in a subsequent filing]

FRANKLIN TEMPLETON ETF TRUST
File Nos. 811- 23124 & 333-208873

PART C
Other Information

Item 28. Exhibits.

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

(a) Agreement and Declaration of Trust

(i) Certificate of Trust dated October 9, 2015
Filing: Initial Filing on Form N-1A
File No. 333-208873
Filing Date: January 5, 2016

(ii) Agreement and Declaration of Trust dated October 9, 2015
Filing: Initial Filing on Form N-1A
File No. 333-208873
Filing Date: January 5, 2016

(b) By-laws

(i) By-Laws effective as of October 9, 2015
Filing: Initial Filing on Form N-1A
File No. 333-208873
Filing Date: January 5, 2016

(c) Instruments Defining Rights of Security Holders

(i)
Agreement and Declaration of Trust

(a)           Article III, Shares
(b)           Article V, Shareholders’ Voting Powers and Meetings
(c)           Article VI, Net Asset Value; Distributions; Redemptions;
       Transfers
(d)           Article VIII, Certain Transactions: Section 4
(e)           Article X, Miscellaneous: Section 4

(ii) By-Laws (a) Article II, Meetings of Shareholders (b) Article VI, Records and Reports: Section 1, 2 and 3 (c) Article VII, General Matters: Section 3, 4, 6 and 7 (d) Article VIII, Amendments: Section 1

(iii) Part B, Statement of Additional Information – Item 22

(d) Investment Advisory Contracts

(i)	Investment Management Agreement between Registrant, on behalf of Franklin LibertyQ International Equity Hedged ETF, and Franklin Advisers, Inc.
To be filed by amendment.

(ii)	Investment Management Agreement between Registrant, on behalf of Franklin LibertyQ Emerging Markets ETF, and Franklin Advisers, Inc.
To be filed by amendment.

(iii)	Investment Management Agreement between Registrant, on behalf of Franklin LibertyQ Global Dividend ETF, and Franklin Advisers, Inc.
To be filed by amendment.

(iv)	Investment Management Agreement between Registrant, on behalf of Franklin LibertyQ Global Equity ETF, and Franklin Advisers, Inc.
To be filed by amendment.

(v)	Investment Management Agreement between Registrant, on behalf of Franklin Liberty U.S. Low Volatility ETF, and Franklin Advisers, Inc.
To be filed by amendment.

(vi)	Investment Management Agreement between Registrant, on behalf of Franklin Liberty Investment Grade Corporate ETF, and Franklin Advisers, Inc.
To be filed by amendment.

(vii)	Investment Management Agreement between Registrant, on behalf of Franklin Liberty International Opportunities ETF, and Franklin Advisers, Inc.
To be filed by amendment.

(viii)	Subadvisory Agreement on behalf of Franklin Liberty Investment Grade Corporate ETF, between Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC.
To be filed by amendment.

(e) Underwriting Contracts

(i)	Distribution Agreement, between the Registrant and Franklin Templeton Distributors, Inc.
To be filed by amendment.

(ii)	Form of Authorized Participant Agreement To be filed by amendment.

(f) Bonus or Profit Sharing Contracts

Not Applicable

(g) Custodian Agreements

To be filed by amendment.

(h) Other Material Contracts

(i) Sub-Contract for Fund Administration Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC

To be filed by amendment.

(ii) Form of Sub-Contract for Fund Administrative and Accounting Services To be filed by amendment.

(iii) Transfer Agent and Services Agreement
To be filed by amendment.

(i) Legal Opinion

(i) Opinion and consent of counsel To be filed by amendment.

(j) Other Opinions

(i) Consent of Independent Registered Public Accounting Firm

To be filed by amendment.

(k) Omitted Financial Statements

Not Applicable.

(l) Initial Capital Agreements

(i) To be filed by amendment.

(m) Rule 12b-1 Plan

(i) Distribution Plan, pursuant to Rule 12b-1
To be filed by amendment.

(n) Rule 18f-3 Plan

Not Applicable.

(p) Code of Ethics

(i) Code of Ethics
To be filed by amendment.

(q) Power of Attorney

(i) Power of Attorney dated April 18, 2016.

Item 29. Persons Controlled by or Under Common Control with the Registrant

None

Item 30. Indemnification

The Agreement and Declaration of Trust (the “Declaration”) provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the “Delaware Act”), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

(a) Franklin Advisers, Inc. (Advisers)

The officers and directors of Advisers, Registrant’s investment manager, also serve as officers and/or directors/trustees for (1) Advisers' corporate parent, Franklin Resources, Inc.(Resources), and/or (2) other investment companies in Franklin Templeton Investments.  For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which set forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

(b) Franklin Templeton Institutional, LLC (FT Institutional)

FT Institutional is an indirect, wholly owned subsidiary of Resources. FT Institutional serves as sub-adviser to Franklin Liberty Investment Grade Corporate ETF. The officers of FT Institutional also serve as officers for (1) Resources and/or (2) other investment companies in Franklin Templeton Investments.  For additional information please see Part B and Schedules A and D of Form ADV of FT Institutional (SEC File 801-60684), incorporated herein by reference, which set forth the officers of FT Institutional and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 32. Principal Underwriters

a) Franklin Templeton Distributors, Inc. (Distributors) also acts as principal underwriter of shares of:

Franklin Alternative Strategies Funds
Franklin California Tax-Free Income Fund
Franklin California Tax-Free Trust
Franklin Custodian Funds Franklin ETF Trust
Franklin Federal Tax-Free Income Fund
Franklin Fund Allocator Series
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Municipal Securities Trust
Franklin Mutual Series Funds
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Free Trust
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin U.S. Government Money Fund
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds

(b)           The information required with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 008-05889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906.

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 22nd day of April, 2016.

FRANKLIN TEMPLETON ETF TRUST
(Registrant)

By: /s/ Navid J. Tofigh Navid J. Tofigh
Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Patrick O’Connor*	President and Chief Executive Officer – Investment Manager
Patrick O’Connor		April 22, 2016

/s/ Laura F. Fergerson*	Chief Executive Officer – Finance and Administration
Laura F. Fergerson		April 22, 2016

/s/ Gaston Gardey*	Chief Financial Officer, Chief Accounting Officer and Treasurer
Gaston Gardey		April 22, 2016

/s/ Jennifer M. Johnson*
Jennifer M. Johnson	Trustee	April 22, 2016

/s/ Anantha Pradeep*
Anantha Pradeep	Trustee	April 22, 2016

/s/ Rohit Bhagat*
Rohit Bhagat	Trustee	April 22, 2016

*By: /s/ Navid J. Tofigh
Navid J. Tofigh
Attorney-in-Fact
(Pursuant to Power of Attorney filed herewith)

FRANKLIN TEMPLETON ETF TRUST
REGISTRATION STATEMENT

EXHIBITS INDEX

The following exhibits are attached:

EXHIBIT NO.	DESCRIPTION
EX-99.q(i)	Power of Attorney dated April 18, 2016